SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of December 6, 2010 by and between GoEnergy Inc., a Delaware corporation (the “Company”), and the subscribers identified on Schedule 1 hereto (collectively, the “Subscribers” and each, a “Subscriber”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $1,500,000 of shares of Series A Cumulative Convertible Preferred Stock of the Company, par value $.0001 per share (“Preferred Stock”), at a purchase price (the “Purchase Price”) equal to one hundred dollars ($100) per share, which Preferred Stock shall be convertible into shares of the Company’s common stock, $.0001 par value per share (the “Common Stock”), subject to the rights and preferences described in the form of Certificate of Designation annexed hereto as Exhibit A (“Certificate of Designation”), and Series A common stock purchase warrants (the “Warrants”) in the form attached hereto as Exhibit B, to purchase shares of Common Stock (the “Warrant Shares”) (the “Offering”). The Preferred Stock, shares of Common Stock issuable upon conversion of the Preferred Stock (the “Shares”), the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and

WHEREAS, the aggregate proceeds of the sale of the Preferred Stock and the Warrants contemplated hereby (“Purchase Price”) shall be held in escrow by Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581 (the “Escrow Agent”) pursuant to the terms of an Escrow Agreement to be executed by the parties hereto substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and each of the Subscribers hereby agree as follows:

1.           Closing and Special Conditions.

(a)          Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date,” the Subscribers shall purchase, and the Company shall sell to such Subscribers in accordance with Schedule I hereto, the Preferred Stock and the Warrants as described in Section 2 below. The date the Escrow Agent releases the funds received from one or more Subscribers to the Company and releases the Escrow Documents (as defined in the Escrow Agreement) to the parties hereto in accordance with the provisions of the Escrow Agreement shall be the Closing Date with respect to such released funds and Escrow Documents, and such releases are referred to herein as the “Closing.” The parties hereto may agree to have more than one Closing once funds are deposited into the escrow account, in which case the first Closing shall be referred to herein as the “Initial Closing”).

1

(b)          Special Conditions. The Closing hereunder is specifically conditional on the closing of the share exchange contemplated by the Share Purchase and Share Exchange Agreement, dated November 5, 2010 and annexed hereto as Exhibit D (the “Share Exchange Agreement”), by and among the Company, Strato Malamas, an individual and majority stockholder of the Company, Kick the Can Corp., a Nevada corporation (“KTC Corp.”), Kicking the Can, L.L.C., a Delaware limited liability company and the majority shareholder of KTC Corp., and the other shareholders of KTC Corp. who are signatories thereto, pursuant to which KTC Corp. shall become a wholly owned subsidiary of the Company (the “Share Exchange”). The Share Exchange must close immediately prior to the Closing and by conducting the Closing and accepting the Purchase Price from the Subscribers, the Company represents that the Share Exchange has irrevocably closed in accordance with the terms of the Share Exchange Agreement .. The representations, covenants, warranties and undertakings of the Company herein are made as of subsequent to the completion of the Share Exchange. The Company represents and warrants that the Form 8-K, substantially in the form annexed hereto as Exhibit E (“Super 8-K”), will be filed with the Commission within four (4) business days after the Initial Closing, as is required under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Provided that the Share Exchange has occurred and all of terms and conditions applicable to the Company have been met, the Closing shall occur as soon as practicable after the occurrence of the Share Exchange, but in any event no later than one (1) business day of such events. Failure to timely file the Super 8-K is an Event of Default under the Transaction Documents.

(c)          Time Effective Clauses. All time effective clauses not specifically related to an actual Closing Date shall be deemed to have commenced as of the Initial Closing Date, if more than one Closing, or the Closing Date, if only one Closing.

2.           Series A Preferred Stock and Series A Warrant.

(a)          Series A Preferred Stock. On the Closing Date, each Subscriber shall purchase and the Company shall sell to each such Subscriber, the number of shares of Preferred Stock designated on such Subscriber’s signature page hereto for such Subscriber’s Purchase Price indicated thereon.

(b)          Series A Warrants. On the Closing Date, the Company shall issue and deliver the Warrants to the Subscribers as follows: (i) one Warrant shall be issued for each Two Dollars ($2.00) of Purchase Price paid by a Subscriber on the Closing Date. The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $0.60, subject to amendment as described in the Warrants. The Warrants shall be exercisable until five (5) years after the Closing Date.

3.          Payment and Allocation of Purchase Price. In consideration of the issuance of the Preferred Stock and Warrants on the Closing Date, each Subscriber shall pay to or for the benefit of the Company such Subscriber’s Purchase Price, as set forth on the signature pages hereto. The number of Warrant Shares eligible for purchase by each such Subscriber is set forth on the signature pages hereto. The Purchase Price will be allocated among the components of the Preferred Stock and Warrants so that each component of same will be fully paid and non-assessable.

4.           Subscriber Representations and Warranties. Each of the Subscribers, severally but not jointly, hereby represents and warrants to, and agrees with the Company that, with respect only to such Subscriber:

(a)          Organization and Standing of Subscriber. Subscriber is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b)          Authorization and Power. Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (as defined herein) and to purchase the Preferred Stock and Warrants being sold to such Subscriber hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber, and the consummation by such Subscriber of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber or its board of directors or stockholders, if applicable, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of such Subscriber, enforceable against Subscriber in accordance with the terms thereof.

2

(c)          No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents, bylaws or other organizational documents, if applicable; (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Subscriber is a party; or (iii) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for such Subscriber to execute, deliver or perform any of such Subscriber’s obligations under this Agreement and the other Transaction Documents, nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)          Information on Company. Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission to the Company’s filings made with the Commission through the tenth (10th) business day preceding the Closing Date (hereinafter collectively referred to, together with the Super 8-K, the “Reports”). Such Subscriber is not deemed to have any knowledge of any information not included in the Reports, unless such information is delivered in the manner described in the next sentence. In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)          Information on Subscriber. Such Subscriber is, and will be at the time of the conversion of the Preferred Stock and exercise of the Warrants, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which such Subscriber hereby agrees represents a speculative investment. Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on Schedule 1 hereto regarding such Subscriber is accurate.

(f)          Purchase of Preferred Stock and Warrants. On the Closing Date, such Subscriber will purchase the Preferred Stock and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

3

(g)          Compliance with Securities Act. Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

(h)          Conversion Shares and Warrant Shares Legend. The Conversion Shares and Warrant Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(i)          Preferred Stock and Warrants Legend. The Preferred Stock and Warrants shall bear the following legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE -OR- EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(j)          Communication of Offer. The offer to sell the Securities was directly communicated to such Subscriber by the Company. At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

4

(k)          Restricted Securities. Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber shall not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below), provided that each such Affiliate is an “accredited investor,” as such term is defined under Regulation D, and such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Without limiting the foregoing, each Subsidiary (as defined herein) is an Affiliate of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l)           No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)         Independent Decision. The decision of such Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other Person) relating to or arising from any such information, materials, statements or opinions.

(n)          Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company in writing prior to the Closing Date, shall be true and correct as of the Closing Date.

(o)          Survival. The foregoing representations and warranties shall survive the Closing Date.

5.           Company Representations and Warranties. Except as set forth in the Schedules hereto, the Company represents and warrants to and agrees with each Subscriber that:

(a)          Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined herein). For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. As of the Closing Date, all of the Company’s Subsidiaries and the Company’s other ownership interests therein are set forth on Schedule 5(a). The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries set forth on Schedule 5(a), free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(a). No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries. The Company further represents that neither the Company nor the Subsidiaries have been known by any other names for the five (5) years preceding the date of this Agreement.

5

(b)          Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)          Authority; Enforceability. This Agreement, the Preferred Stock, Warrants, the Escrow Agreement, and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and/or the Subsidiaries, as the case may be, and are valid and binding agreements of the Company and/or the Subsidiaries, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. Subject to the payment of the Debentures (as defined in Section 13), the Company and/or the Subsidiaries, as the case may be, have full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform their obligations thereunder.

(d)          Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and the Subsidiaries on a fully diluted basis and all outstanding rights to acquire or receive, directly or indirectly, any equity of the Company and/or the Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants or rights to subscribe to securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 5(d). There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock or equity.

(e)          Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, the Subsidiaries or any of their Affiliates, any Principal Market as defined in Section 9(b) or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company and the Subsidiaries of their respective obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company’s performance of its obligations thereunder has been unanimously approved by the Company’s board of directors in accordance with the Company’s Certificate of Incorporation and applicable law. Any such qualifications and filings will, in the case of qualifications, be effective upon Closing, and will, in the case of filings, be made within the time prescribed by law.

6

(f)          No Violation or Conflict. Conditioned upon the representations and warranties of Subscriber in Section 4 hereof being materially true and correct, neither the issuance nor the sale of the Securities nor the performance of the Company’s obligations under this Agreement and the other Transaction Documents by the Company, will:

(i)          violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except the violation, conflict, breach or default of which would not have a Material Adverse Effect; or

(ii)         result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates, except in favor of each Subscriber as described herein; or

(iii)        except as set forth in Schedule 5(f) hereto, result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(iv)       except as set forth in Schedule 5(f) hereto, result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)          The Securities. The Securities upon issuance:

(i)          are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)         have been, or will be, duly and validly authorized and on the dates of issuance of the Preferred Stock and Warrants, the Conversion Shares upon conversion of the Preferred Stock, and the Warrant Shares upon exercise of the Warrants, such Preferred Stock, Warrants, Conversion Shares and Warrant Shares will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement or an exemption from registration, will be free trading, unrestricted and unlegended;

(iii)        will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities or debt of the Company;

(iv)         will not subject the holders thereof to personal liability by reason of being such holders; and

7

(v)          conditioned upon the representations and warranties of the Subscribers as set forth in Section 4 hereof being materially true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h)          Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)          No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j)          Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since July 31, 2010, and except as disclosed in the Reports or modified in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k)          Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder and the consummation of the Share Exchange, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(l)          Defaults. The Company is not in violation of its certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

8

(m)          No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(n)          No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(o)          No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company’s business since July 31, 2010, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or in Schedule 5(o).

(p)          No Undisclosed Events or Circumstances. Since July 31, 2010, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(q)          Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

(r)          No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers previously and presently employed by the Company, including, but not limited to, disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(s)          Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

9

(t)          Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(u)          Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is not a “shell company” but is a “former shell company” as those terms are employed in Rule 144 under the 1933 Act.

(v)          Listing. The Company’s Common Stock is quoted on the OTC Bulletin Board (“Bulletin Board”) under the symbol “GOEE”. The Company has not received any pending oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation.

(w)          DTC Status. The Company’s transfer agent is a participant in, and the Common Stock is or shall be eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(w) hereto.

(x)          Company Predecessor and Subsidiaries. The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (k), (l), (o), (p), (r), (s) and (t) of this Agreement, as same relate or could be applicable to each Subsidiary. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Section 9 shall relate, apply and refer to the Company and the Subsidiaries and their predecessors and successors.

(y)          Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided that if such representation or warranty is made as of a different date, such representation or warranty shall be true as of such date.

(z)          Survival. The foregoing representations and warranties shall survive the Closing Date.

6.           Regulation D Offering/Legal Opinion. The offer and issuance of the Securities to the Subscribers is being made pursuant to an exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to each Subscriber from the Company’s legal counsel in substantially the form attached hereto as Exhibit F opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by the Subscribers. The Company will provide, at the Company’s expense, to the Subscribers such other legal opinions, if any, as are necessary in each Subscriber’s opinion for the issuance and resale of the Conversion Shares and Warrant Shares pursuant to an exemption from registration such as Rule 144 under the 1933 Act.

10

7.           Broker’s Commission/Finder’s Fee. The Company on the one hand, and each Subscriber (for such Subscriber only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any Persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. The Company represents that to the best of its knowledge there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the Offering. Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber’s own actions and not for any action of any other Subscriber. The liability of the Company and each Subscriber’s liability hereunder is several and not joint.

8.           Subscriber’s Legal Fees. The Company shall pay to Grushko & Mittman, P.C. a cash fee of $15,000 (“Legal Fees”) as reimbursement for services rendered in connection with the transactions described in the Transaction Documents. The Legal Fees will be payable out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed at Closing or Initial Closing, as the case may be, by the Company for all lien searches, filing fees and reasonable printing and shipping costs for the closing statements to be delivered to the Subscribers.

9.           Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)          Stop Orders. Subject to the prior notice requirement described in Section 9(n) hereof, the Company will advise the Subscribers, within twenty-four (24) hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws, provided at least five (5) business days prior notice of such instruction is given to the Subscribers.

(b)          Listing/Quotation. The Company shall promptly secure the quotation or listing of the Conversion Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Company’s Common Stock is quoted or listed and upon which such Conversion Shares and Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Preferred Stock and Warrants are outstanding. The Company will maintain the quotation or listing of its Common Stock on the NYSE Amex Equities, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock) (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. Subject to the limitation set forth in Section 9(n) hereof, the Company will provide the Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is the Principal Market.

(c)          Market Regulations. If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

11

(d)          Filing Requirements. From the date of this Agreement and until the last to occur of (i) all the Conversion Shares have been resold or transferred by the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1)(i), or (ii) none of the Preferred Stock and Warrants are outstanding (the date of such latest occurrence being the “End Date”), the Company will (A) comply in all respects with its reporting and filing obligations under the 1934 Act, (B) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act even if the Company is not subject to such reporting requirements sufficient to permit the Subscribers to be able to resell the Conversion Shares and Warrant Shares pursuant to Rule 144(b)(i) and (C) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its commercially reasonable best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e)          Use of Proceeds. The proceeds of the Offering will be substantially employed by the Company for the purposes set forth on Schedule 9(e) hereto. Except as described on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, nor payment of financing related debt nor redemption of outstanding notes or equity instruments of the Company nor non-trade payables outstanding on the Closing Date.

(f)          Reservation. Prior to the Closing or Initial Closing, as the case may be, the Company undertakes to reserve on behalf of the Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 150% of the amount of Common Stock necessary to allow the Subscribers to be able to convert all of the Preferred Stock and 100% of the amount of Warrant Shares issuable upon exercise of the Warrants (“Required Reservation”). Failure to have sufficient shares reserved pursuant to this Section 9(f) at any time prior to the End Date shall be a material default of the Company’s obligations under this Agreement and an Event of Default as employed in the Certificate of Designation. Without waiving the foregoing requirement, if at any time the Preferred Stock and Warrants are outstanding the Company has reserved on behalf of the Subscribers less than 125% of the amount necessary for full conversion of the outstanding Preferred Stock and dividends accrued on such Preferred Stock at the conversion price in effect on every such date and 100% of the Warrant Shares issuable upon exercise of outstanding Warrants (“Minimum Required Reservation”), the Company will promptly reserve the Minimum Required Reservation, or if there are insufficient authorized and available shares of Common Stock to do reserve the Minimum Required Reservation, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than fifteen (15) days after the first day the Company has reserved less than the Minimum Required Reservation. The Company agrees to provide notice to the Subscribers not later than five days after the date the Company has less than the Minimum Required Reservation reserved on behalf of the Subscribers.

(g) DTC Program. At all times that Preferred Stock or Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock, Conversion Shares and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

12

(h)          Taxes. From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(i)          Insurance. As reasonably necessary as determined by the Company, from the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business and location, in amounts and to the extent and in the manner customary for companies in similar businesses similarly situated and located and to the extent available on commercially reasonable terms.

(j)          Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries in all material respects will be made of all dealings or transactions in relation to its business and affairs in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis.

(k)          Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(l)          Intellectual Property. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value. Schedule 9(l) hereto identifies all of the intellectual property owned by the Company and the Subsidiaries, which schedule includes, but is not limited to, patents, patents pending, patent applications, trademarks, tradenames, service marks and copyrights.

(m)          Properties. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto as the Company shall reasonably determine; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets, except for those assets which have negligible or marginal value , are obsolete or for which it is prudent to do so under the circumstances as reasonably determined by the Company.

(n)          Confidentiality/Public Announcement. From the date of this Agreement until the End Date, the Company agrees that except in connection with a Form 8-K, Form 10-Q, Form 10-K and the registration statement or statements regarding the Subscribers’ Securities or in correspondence with the Commission regarding same, it will not disclose publicly or privately the identity of a Subscriber unless expressly agreed to in writing by such Subscriber or only to the extent required by law and then only upon not less than two (2) business days prior notice to such Subscriber. The Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing in the Super 8-K. The Company represents that the Super 8-K will contain the signed version of the audit opinion substantially in the form attached as Exhibit G hereto. Upon  delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while Preferred Stock, Conversion Shares or Warrants are held by the Subscribers, unless the  Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or the Subsidiaries, the Company  shall, within four (4) days after any such delivery, publicly disclose such  material,  nonpublic  information on a Report on Form 8-K.  In the event that the Company believes that a notice or communication to the Subscribers contains material, nonpublic information relating to the Company or the Subsidiaries, except as required to be delivered in connection with this Agreement, the Company shall so indicate to the Subscribers prior to delivery of such notice or information. A Subscriber will be granted five (5) days to notify the Company that such Subscriber elects not to receive such information. In the case that a Subscriber elects not to receive such information, the Company will not deliver such information to such Subscriber. In the absence of any such Company indication, the Subscribers shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or the Subsidiaries.

13

(o)          Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, which information the Company undertakes to publicly disclose on the Form 8-K described in Section 9(n) above, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber, its agent or counsel shall have agreed in writing to accept such information as described in Section 9(n) above. The Company understands and confirms that the Subscribers shall be relying on the foregoing representations in effecting transactions in securities of the Company. The Company agrees that any information known to Subscriber required to be make public by the Company but not made public by the Company, not already made public by the Company may be made public and disclosed by the Subscriber.

(p)          Negative Covenants. So long as Preferred Stock is outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)          create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired, except for: (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with GAAP; (b) carriers,’ warehousemen’s, mechanic’s, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f) hereof, a “Permitted Lien”);

(ii)         amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscribers; provided that an increase in the amount of authorized shares will not be deemed adverse to the rights of the Subscribers;

14

(iii)        repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents;

(iv)         engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000, other than (i) for payment of salary or fees for services rendered, pursuant to and on the terms of a written contract in effect at least one (1) business day prior to the Closing Date, a copy of which has been provided to the Subscriber at least one (1) business day prior to the Closing Date, (ii) reimbursement for authorized expenses incurred on behalf of the Company or its Affiliates, (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company disclosed in the Reports or (iv) other transactions disclosed in the Reports; or

(v)          pay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations, except with respect to vendor obligations, which in management’s good faith, reasonable judgment must be paid to avoid disruption of the Company’s businesses.

(q)          Offering Restrictions. Subject to the consent of the Subscribers, for so long as the Preferred Stock and Warrants are outstanding, the Company will not enter into or exercise any Equity Line of Credit (as defined herein) or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments (as defined herein) nor any of the foregoing or equity with price reset rights (collectively, the “Variable Rate Restrictions”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at a price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

(r)          Seniority. Except for Permitted Liens, for so long as the Preferred Stock is outstanding, without written consent of the Subscribers, the Company and Subsidiaries shall not grant nor allow any security interest to be taken in any assets of the Company or any Subsidiary or any Subsidiary’s assets; nor issue or amend any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any equity of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscribers as holders of the Preferred Stock in or to such equity or payment, nor issue or incur any debt not in the ordinary course of business in an amount greater than $500,000.

15

(s)          Notices. For so long as the Subscribers hold any Preferred Stock or Warrants, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

(t)           Transactions with Insiders. So long as the Preferred Stock and Warrants are outstanding, without consent of the Subscribers, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, materially amend, materially modify or materially supplement, or permit any Subsidiary to enter into, materially amend, materially modify or materially supplement, any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company’s tangible or intangible assets with any of its Insiders (as defined below) (or any persons who were Insiders at any time during the previous two (2) years), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual. “Affiliate,” for purposes of this Section 9(t), means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “Controls” for purposes of the Transaction Documents means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. For purposes hereof, “Insiders” shall mean any officer, director or manager of the Company, including, but not limited to, the Company’s president, chief executive officer, chief financial officer and chief operations officer, and any of their Affiliates or family members.

(u)          Stock Splits. For so long as the Preferred Stock and Warrants are outstanding, the Company will not enter into any stock splits without the consent of the Subscribers.

(v)          Notice of Event of Default. The Company agrees to notify Subscriber of the occurrence of an Event of Default (as defined and employed in the Transaction Documents) not later than ten (10) days after any of the Company’s officers or directors becomes aware of such Event of Default.

(w)          Further Registration Statements. Except for a registration statement filed on behalf of the Subscribers and the parties listed on Schedule 9(w), the Company will not, without the consent of the Subscribers, file with the Commission or with state regulatory authorities any registration statement, including a registration statement on Form S-8, or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which securities of the Company are registered therein, until the expiration of the “Exclusion Period,” which shall be defined as the sooner of (i) the date all of the Registrable Securities (as defined in Section 11.1) have been registered in an effective registration statement that has been effective for not less than one year, or (ii) until all the Conversion Shares and Warrant Shares have been resold by the Subscribers pursuant to a registration statement or Rule 144b(1)(i), without regard to volume limitations. The Exclusion Period will be tolled or reinstated, as the case may be, during the pendency of an Event of Default as defined in the Certificate of Designation.

10.         Covenants of the Company Regarding Indemnification.

(a)          The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, counsel, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Document, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

16

(b)          In no event shall the liability of the Subscribers or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Registrable Securities (as defined herein).

11.1.      Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

(i)          On one occasion, commencing ninety one (91) days after the Closing Date, but not later than two years after the Closing Date, upon a written request therefor from any record holder or holders of more than 50% of the Conversion Shares issued and issuable upon conversion of the outstanding Preferred Stock and outstanding Warrant Shares, the Company shall prepare and not later than sixty (60) days after such request (“Filing Date”) file, subject to Section 11.1(iv) hereof, , with the Commission a registration statement under the 1933 Act registering the Registrable Securities which are the subject of such request, subject to applicable Commission rules and regulations, for unrestricted public resale by the holder thereof. For purposes of Sections 11.1(i) and 11.1(ii) hereof, the definition of Registrable Securities shall not include Securities (A) which are registered for resale in an effective registration statement, (B) which are included for registration in a pending registration statement, (C) which have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act or (D) which may be resold under Rule 144 without volume limitations but not giving effect to the cashless exercise feature of the Warrants. Upon the receipt of such written request, the Company shall promptly give written notice to all other record holders (as of the date of delivery of such written notice) of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

(ii)         If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least ten (10) days’ prior written notice to the record holders (as of the date of delivery of such written notice) of the Registrable Securities of its intention so to do. Upon the written request of the holder that is received by the Company within ten (10) days after the giving of any such notice by the Company to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (each, a “Seller” and together, the “Sellers”). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced on a pro rata basis among the record holders so requesting registration by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Unless the Holder notifies the Company in writing that it elects to deem the registration statement filed or to be filed pursuant to this Section 11.1(ii) as a registration statement filed or to be filed pursuant to Section 11.1(ii), the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Sellers.

17

(iii)          If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i) hereof, the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company’s own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

(iv)         The Company shall file with the Commission a registration statement on Form S-1 (the “Registration Statement”) (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act within ninety (90) days after the Closing Date or, if more than one Closing, the last Closing Date (the “Filing Date”), and use its commercially reasonable best efforts to cause the Registration Statement to be declared effective not later than one hundred and eighty (180) days after such Closing Date (the “Effective Date”). The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 150% of the Conversion Shares issued and issuable upon conversion of Preferred Stock including dividends at the default rate and 100% of the Warrant Shares issuable upon exercise of the Warrants and Bridge Warrants (collectively the “Registrable Securities”). In the event that the Company is required by the Commission to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, the Company shall reduce the Registrable Securities in the order and priority set forth on Schedule 11.1(iv). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each Subscriber and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except as set forth on Schedule 11.1(iv), without the written consent of the Subscribers, no securities of the Company other than the Registrable Securities will be included in the Registration Statement. It shall be deemed a Non-Registration Event (as defined herein) if at any time after the date the Registration Statement is declared effective by the Commission (“Actual Effective Date”) the Company has registered for unrestricted resale on behalf of the Subscribers fewer than 110% of the amount of Common Shares issuable upon full conversion of all sums due under the Preferred Stock and Warrant Shares (the difference between such 110% and the actual amount of shares registered being referred to herein as the “Shortfall”). In such event, the Company shall take all actions necessary to cause at least 150% of the amount of shares of Common Stock issuable upon full conversion of all sums due under the Preferred Stock and 100% of the Warrant Shares to be registered within sixty (60) days after the first day such Shortfall exists. Failure to file the Registration Statement within thirty (30) days after the first day such Shortfall first exists or failure to cause such registration to become effective within sixty (60) days after such Shortfall first exists shall be a Non-Registration Event.

11.2.      Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1 to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

18

(a)          subject to the timelines provided in this Agreement, (i) prepare and file with the Commission a registration statement required by Section 11.1 with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), (ii) promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Sellers (by telecopier and by e-mail addresses provided by the Subscribers) and Grushko & Mittman, P.C. (by telecopier and by email to counslers@aol.com) on or before the second (2nd) business days thereafter that the Company receives notice that (A) the Commission has no comments or no further comments on the registration statement, and (B) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company’s obligation and an Event of Default as defined in the Preferred Stock and a Non-Registration Event as defined in Section 11.4 of this Agreement);

(b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of one (1) year, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(c)          furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement, or make them electronically available;

(d)          use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)          as applicable, list or make available for quotation the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted;

(f)          notify the Sellers within two (2) business days of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;

(g)          provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection during reasonable business hours by the Sellers and any attorney, accountant or other agent retained by the Sellers, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to make available all publicly available, non-confidential information reasonably requested by the Sellers, attorney, accountant or agent in connection with such registration statement at such requesting Seller’s expense; and

(h)          provide to the Sellers copies of the Registration Statement and amendments thereto at least five (5) days prior to the filing thereof with the Commission. A Seller’s failure to comment on any registration statement or other document provided to a Subscriber or its counsel shall be construed to constitute approval thereof nor the accuracy thereof.

19

11.3.      Provision of Documents. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

11.4.      Non-Registration Events. The Company agrees that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission within sixty (60) days after the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within ninety (90) days after written request and declared effective by the Commission within one hundred eighty (180) days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or before the Filing Date, (B) the Registration Statement is not declared effective on or before sixty (60) days after the Effective Date, (C) due to the intentional action or inaction of the Company the Registration Statement is not declared effective within five (5) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Section 11.1(i) or 11.1(ii) is not filed within ninety (90) days after such written request, or is not declared effective within one hundred eighty (180) days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective without being succeeded within thirty (30) business days by an effective replacement or amended registration statement or for a period of time which shall exceed sixty (60) days in the aggregate per year (defined as every rolling period of 365 consecutive days commencing on the Actual Effective Date) (each such event referred to in clauses A through E of this Section 11.4 is referred to herein as a “Non-Registration Event”), then the Company shall pay to the holder of Registrable Securities, as “Liquidated Damages”, an amount equal to one percent (1%) for each thirty (30) days (or such lesser pro-rata amount for any period of less than thirty (30) days) of the lesser of the (i) purchase price of the outstanding Preferred Stock and (ii) purchase price of the Conversion Shares and Warrant Shares issued upon conversion of Preferred Stock and exercise (but excluding cashless exercise) of Warrants held by Subscribers which are subject to such Non-Registration Event. The Company may pay the Liquidated Damages in cash or securities. The Liquidated Damages must be paid within ten (10) business days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed and Liquidated Damages will be calculated accordingly. All oral or written comments received from the Commission relating to a registration statement must be responded to within twenty (20) business days after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate and amounts set forth above, calculated from the date the response was required to have been made. Liquidated Damages shall not be payable pursuant to this Section 11.4 in connection with Registrable Securities for such times as such Registrable Securities may be sold by the holder thereof without volume limitations or other restrictions pursuant to Section 144(b)(1)(i) of the 1933 Act. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to Commission guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 11.4 shall once again apply.  In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with Commission guidance to be included in such Registration Statement.  The Company may require, from time to time, information by a holder of the Securities that is necessary to complete the Registration Statement in accordance with the requirements of the 1933.  In the event of the failure by such holder to comply with the Company’s request within seven (7) business days from the date of such request, the Company shall be permitted to exclude such holder from a Registration Statement without being subject to the payment of any amount of Liquidated Damages to such holder. At such time that such holder complies with the Company’s request, the Company shall use its reasonable best efforts to include such holder in the Registration Statement.

20

11.5.      Expenses. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of Company counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, and fees of transfer agents and registrars are herein called “Registration Expenses.” All underwriting discounts, selling commissions and transfer applicable to the sale of Registrable Securities are herein called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 11. Selling Expenses in connection with each such registration statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares included on behalf of the Seller relative to the aggregate number of shares included under such registration statement for all Sellers, or as all Sellers thereunder may agree.

11.6.      Indemnification and Contribution.

(a)          In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller and each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which such Seller or person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the provisions of Section 11.6(c), reimburse such Seller for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus.

21

(b)          In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller, severally but not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to such indemnified party other than under this Section 11.6(c), and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to so assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)          In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6, then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

22

11.7.      Unlegended Shares and 144 Sales.

(a)          Delivery of Unlegended Shares. Within five (5) days (such fifth (5th) day being the “Unlegended Shares Delivery Date”) after the day on which the Company has received (i) a notice that Conversion Shares, Warrant Shares or any other Common Stock held by Subscriber has been sold pursuant to a registration statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of Subscriber and, if required, Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company, at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares, together with a legended certificate representing the balance of the submitted Common Stock certificate, if any, to Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)          DWAC. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of the Subscribers, so long as the certificates therefor do not bear a legend and Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)          Late Delivery of Unlegended Shares. The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11.7 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Unlegended Shares Delivery Date for each $10,000 of purchase price of the Unlegended Shares, subject to the delivery default; provided that such delay is not the direct or indirect result of Subscriber’s actions or omissions. If during any three hundred sixty (360) day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Unlegended Shares subject to such default at a price per share equal to the greater of (i) 110% of the Purchase Price paid by Subscriber for the Unlegended Shares that were not timely delivered, or (ii) a fraction in which the numerator is the highest closing price of the Common Stock during the aforedescribed thirty day period and the denominator of which is the lowest conversion price or exercise price, as the case may be, during such thirty (30) day period, multiplied by the price paid by Subscriber for such Common Stock (“Unlegended Redemption Amount”). The Company shall promptly pay any payments incurred under this Section in immediately available funds upon demand.

23

(d)          Injunction. In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has not complied with Subscriber’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of the greater of (i) 125% of the amount of the aggregate purchase price of the Common Stock which is subject to the injunction or temporary restraining order, (ii) the closing price of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Unlegended Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

(e)          Buy-In. In addition to any other rights available to Subscriber, if the Company fails to deliver to Subscriber Unlegended Shares as required pursuant to this Agreement and after the Unlegended Shares Delivery Date Subscriber, or a broker on Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall promptly pay in cash to Subscriber (in addition to any remedies available to or elected by Subscriber) the amount by which (A) Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For purposes of illustration only, if Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. Subscriber shall promptly provide the Company written notice indicating the amounts payable to Subscriber in respect of the Buy-In, including, evidence regarding the purchase of common stock for which the Buy-In is implemented.

(e)          144 Default. At any time commencing six (6) months after the Closing Date, in the event Subscriber is not permitted to sell any of the Conversion Shares or Warrant Shares without any restrictive legend, or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1)(i) under the 1933 Act or any successor rule (a “144 Default”), for any reason, including, but not limited to, failure by the Company to file quarterly, annual or any other filings required to be made by the Company by the required filing dates (provided that any filing made within the time for a valid extension shall be deemed to have been timely filed), or the Company’s failure to make information publicly available which would allow Subscriber’s reliance on Rule 144 in connection with sales of Conversion Shares or Warrant Shares, except due to a change in current applicable securities laws or because Subscriber is an Affiliate (as defined under Rule 144) of the Company, then the Company shall pay such Subscriber as liquidated damages and not as a penalty for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) an amount equal to one percent (1%) of the purchase price of the Conversion Shares and Warrant Shares subject to such 144 Default. Liquidated Damages shall not be payable pursuant to this Section 11.7(e) in connection with Conversion Shares or Warrant Shares for such times as such shares may be sold by the holder thereof without any legend or volume or other restrictions pursuant to Section 144(b)(1)(i) of the 1933 Act or pursuant to an effective registration statement.

24

12.         (a)          Favored Nations Provision. Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements, so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d) , (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms disclosed in the Reports and which securities are also described on Schedule 12(a), and (v) as a result of the exercise of Warrants or conversion of Preferred Stock which are granted or issued pursuant to this Agreement on the unamended terms in effect on the Closing Date (collectively, the foregoing (i) through (v) are “Excepted Issuances”), if at any time the Preferred Stock or Warrants are outstanding, the Company shall agree to or issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any Person at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in effect at such time or the Warrant exercise price in effect at such time, as applicable, without the consent of the Subscribers, then the Conversion Price and Warrant exercise price, as applicable, shall automatically be reduced to such other lower price. The average Conversion Price of the Conversion Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Conversion Shares and Warrant Shares. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.0001 per share of Common Stock. For purposes of the issuance and adjustments described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of (A) the agreement to or (B) actual issuance of such convertible security, warrant, right or options and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price, as applicable, in effect upon such issuance. The rights of the Subscribers set forth in this Section 12 are in addition to any other rights the Subscribers have pursuant to this Agreement, the Preferred Stock, Warrants or any other Transaction Document.

(b)          Right of First Refusal. Until one (1) year following the Closing Date, the Subscribers shall be given not less than fifteen (15) days prior written notice of any proposed sale by the Company of its common stock or other securities or equity linked debt obligations (“Other Offering”), except in connection with the Excepted Issuances. If the Subscribers elect to exercise their rights pursuant to this Section 12(b), the Subscribers shall have the right during the fifteen (15) days following receipt of the notice, to purchase in the aggregate up to all of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale, relative to each other in proportion to the amount of Preferred Stock issued to them on the Closing Date. Subscribers who participate in such Other Offering shall be entitled at their option to purchase, in proportion to each other, the amount of such Other Offering that could have been purchased by Subscribers who do not exercise their rights hereunder until up to the entire Other Offering is purchased by the Subscribers. In the event such terms and conditions are modified during the notice period, Subscribers shall be given prompt notice of such modification and shall have the right during the fifteen (15) days following the notice of modification to exercise such right.

(c)          Maximum Exercise of Rights. Notwithstanding the foregoing, in the event the exercise of the rights described in Section 12(a) and Section 12(b) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to a Subscriber as described in Section 2D of the Certificate of Designation and Section 9 of the Warrant, then the issuance of such additional shares of Common Stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth and such Subscriber notifies the Company accordingly.

25

13.         Special Conditions. On November 5, 2010, the Company issued an aggregate of $200,000 in Convertible Promissory Notes (“Bridge Notes”) and Warrants to the parties described on Schedule 13 hereto (“Bridge Lenders”). The Bridge Lenders intend to become Subscribers pursuant to this Agreement and pay for the Preferred Stock and Warrants to be acquired hereunder by surrender of the Bridge Notes at an agreed value of the $200,000 principal amount of the Bridge Notes and accrued interest (“Interest”) on the Bridge Notes through the Closing Date on the amounts as set forth on Schedule 1 and signature pages hereto. Together with such surrendered Bridge Notes and Interest, the Bridge Lenders will deliver to the Escrow Agent, who shall accept same on behalf of the Company pending Closing or Initial Closing, as the case may be, the original Bridge Notes. Upon Closing or Initial Closing, as the case may be, all of the Company’s obligations to the Bridge Lenders pursuant to or in connection with the Bridge Notes and any other agreement in connection with the issuance and/or amendment of the Bridge Notes will be fully satisfied.

14.         Miscellaneous.

(a)          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile addressed as set forth below or to such other address as such party shall have specified most recently by written notice in accordance with this Section 14(a). Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile with accurate confirmation generated by the transmitting facsimile machine at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received, or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: GoEnergy Inc., c/o Kick the Can Corp., 1010 Avenue of the Americas, Suite 302, New York, NY 10018, Attn: Gareb Shamus, facsimile: (212) 765-5779, with a copy by fax only to (which shall not constitute notice): Anslow & Jaclin, LLP, 195 Route 9 South, Manalapan, NJ 07726, Attn: Joseph M. Lucosky, Esq., facsimile: (732) 577-1188, and (ii) if to a Subscriber, to: the addresses and fax numbers indicated on Schedule 1 hereto, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

(b)          Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement or the other Transaction Documents. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

26

(d)          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws thereof or any other State. Any action brought by any party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)          Specific Enforcement, Consent to Jurisdiction. The Company and each Subscriber hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law. Subject to Section 13(d) hereof, the Company and the Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. .

(f)          Damages. In the event the Subscriber is entitled to receive any liquidated or other damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages. In the event the Subscriber is granted rights under different sections of the Transaction Documents relating to the same subject matter or which may be exercised contemporaneously, or pursuant to which damages or remedies are different, Subscriber is granted the right in Subscriber’s absolute discretion to proceed under such section as Subscriber elects.

(g)          Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscribers and thus refunded to the Company. The Company agrees that it may not and actually waives any right to challenge the effectiveness or applicability of this Section 14(g).

(h)          Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

27

(i)          Captions; Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)          Consent. As used in this Agreement and the other Transaction Documents and any other agreement delivered in connection herewith, “Consent of the Subscribers” or similar language means the consent of all holders of the outstanding Preferred Stock on the date consent is requested. The Subscribers may consent to take or forebear from any action permitted under or in connection with the Transaction Documents, modify any Transaction Documents or waive any default or requirement applicable to the Company, the Subsidiaries or the Subscribers under the Transaction Documents, provided the effect of such action does not waive any accrued interest or damages and further provided that the relative rights of the Subscribers to each other remains unchanged.

(k)          Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l)          Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

(m)          Maximum Liability. In no event shall the liability of the Subscribers or permitted assign hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber or successor upon the sale of Conversion Shares.

(n)          Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

28

(o)          Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

(p)          Adjustments. The conversion price, Warrant exercise price, amount of Conversion Shares and Warrant Shares, trading volume amounts, price/volume amounts and similar figures in the Transaction Documents shall be equitably adjusted and as otherwise described in this Agreement, the Certificate of Designation and Warrants.

[-SIGNATURE PAGES FOLLOW-]

29

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

GOENERGY INC.
a Delaware corporation

By:
Name:
Title:

Dated: December ___, 2010

SUBSCRIBER	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196 Taxpayer ID# (if applicable): ________________ _________________________________________ (Signature) By:	$300,000.00	3,000	150,000

30

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

GOENERGY INC.
a Delaware corporation

By:
Name:
Title:

Dated: December ___, 2010

SUBSCRIBER	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244 Taxpayer ID# (if applicable): ________________ _________________________________________ (Signature) By:	$25,000.00	250	12,500

31

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

GOENERGY INC.
a Delaware corporation

By:
Name:
Title:

Dated: December ___, 2010

SUBSCRIBER	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805 Taxpayer ID# (if applicable): _________________ _________________________________________ (Signature) By:	$250,000.00 *	2,500	125,000

* Bristol Investment Fund, Ltd. is surrendering a Bridge Note in the principal amount of $50,000.

32

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (D)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

GOENERGY INC.
a Delaware corporation

By:
Name:
Title:

Dated: December ___, 2010

SUBSCRIBER	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
CANYONS TRUST c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805 Taxpayer ID# (if applicable): _________________ _________________________________________ (Signature) By:	$100,000.00	1,000	50,000

33

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (E)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

GOENERGY INC.
a Delaware corporation

By:
Name:
Title:

Dated: December ___, 2010

SUBSCRIBER	PURCHASE PRICE	PREFERRED STOCK	WARRANTS

Name of Subscriber:

_________________________________________

Address: _________________________________________

_________________________________________

Fax No.: ________________________________

Taxpayer ID# (if applicable): ________________

or Social Security #

_________________________________________

(Signature)

By:

34

LIST OF EXHIBITS AND SCHEDULES

Exhibit A	Certificate of Designation
Exhibit B	Form of Series A Warrants
Exhibit C	Escrow Agreement
Exhibit D	Share Exchange Documents
Exhibit E	Super 8-K
Exhibit F	Form of Legal Opinion
Exhibit G	Form of Audit Opinion
Schedule 1	List of Subscribers
Schedule 5(a)	Subsidiaries
Schedule 5(d)	Capitalization and Additional Issuances
Schedule 5(f)	Violations and Conflicts
Schedule 5(o)	Undisclosed Liabilities
Schedule 5(w)	Transfer Agent
Schedule 9(e)	Use of Proceeds
Schedule 9(w)	Further Registration Statements
Schedule 9(l)	Intellectual Property
Schedule 11.1(iv)	Registrable Securities
Schedule 12(a)	Excepted Issuances
Schedule 13	Bridge Lenders

35

SCHEDULE 1

SUBSCRIBER AND ADDRESS	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	$300,000.00	3,000	150,000
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	$25,000.00	250	12,500
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805	$250,000.00 (Bristol Investment Fund, Ltd. is surrendering a Bridge Note in the principal amount of $50,000.)	2,503[1]	125,000
CANYONS TRUST c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805	$100,000.00	1,000	50,000
DPIT 2, LLC 8 Hop Brook Lane Holmdel, NJ 07733 Attn: Sam DelPresto	$100,622.00 (DPIT 2, LLC is surrendering a Bridge Note in the principal amount of $100,000.)	1,006	50,311
GLOBAL CAPITAL PARNTERS, LLC P.O. Box 6560 Pahrum, Nevada 89041-6560 Fax: (604) 987-7653	$25,150.00 (Global Capital Partners LLC is surrendering a Bridge Note in the principal amount of $25,000.)	252	12,575
CHARLES MALETTE 1550 West 35th Avenue Vancouver, V6NNH2 Fax: (604) 643-7498	$25,156.00 (Charles Malette is surrendering a Bridge Note in the principal amount of $25,000.)	252	12,578
GUARDIAN TRUST COMPANY LTD. AS TRUSTEE OF THE BRULEE TRUST c/o Guardian Trust Company Ltd. 15 Boulevard Helvetidale, 1207 Geneva Switzerland Fax: 011-41-22-718-7201	$50,000.00	500	25,000
AMPERSAND MANAGEMENT SA AS TRUSTEE OF THE MUNT TRUST 20 Rue Etienne Dumont P.O. Box 3313, 1204 Geneva 3 Switzerland Fax: 011-41-22-321-3526	$100,000.00	1,000	50,000
TOTALS	$975,928.00	9760	487,964

1 Bristol is getting a second stock certificate for 3 shares to account for the interest that accrued on the $50,000 bridge note.

36

SCHEDULE 5(a)

SUBSIDIARIES

Name of Subsidiary	Ownership Interests
Kick the Can Corp., a Nevada corporation	100%

No exception to the Company’s representation that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries, free and clear of all liens, encumbrances and claims.

37

SCHEDULE 5(d)

CAPITALIZATION2

GoEnergy, Inc.

1.    Authorized and Outstanding Stock:

(a)	Preferred Stock, par value $.0001 per share – 20,000,000 authorized and none outstanding; and
(b)	Common Stock, par value $.0001 per share – 80,000,000 shares authorized and 38,942,959[3] outstanding on a fully diluted basis

2.    Outstanding rights to acquire or receive, directly or indirectly, any equity of the Company (e.g., options, warrants or rights to subscribe to securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company):

Warrants dated November 5, 2010 issued in connection with the Bridge Notes exercisable for an aggregate of 500,000 shares at an exercise price of $.60 per share.

3.    Officer, director, employee and consultant stock option or stock incentive plan or similar plan:

None other than a stock option plan to be adopted after the Closing Date.

Subsidiary Kick the Can Corp.

1.    Common Stock, par value $.0001 per share – 60,000,000 authorized and 33,430,1074 outstanding.

2.    Outstanding rights to acquire or receive, directly or indirectly, any equity of the Company (e.g., options, warrants or rights to subscribe to securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company):

Convertible Demand Promissory Note dated November 5, 2010 issued by GoEnergy, Inc., as holder, and Kick the Can Corp., as maker, in the amount of $200,000 with a conversion price of $.40 per share

3.    Officer, director, employee and consultant stock option or stock incentive plan or similar plan:

None.

Convertible Demand Promissory Note dated November 5, 2010 issued by GoEnergy, Inc., as holder, and Kick the Can Corp., as maker, in the amount of $200,000 with a conversion price of $.40 per share

2 Does not include the Securities

3 Represents the sum of (i) 4,319,893 issued and outstanding, (ii) 33,430,107 shares issuable upon the consummation of the share exchange, (iii) 502,740 shares issued upon conversion of the Bridge Notes, (iv) 500,000 shares issuable upon exercise of the warrants issued in connection with the Bridge Notes and (v) 190,219 shares issuable upon settlement of debt.

4 These shares will be exchanged for shares of the Company pursuant to the share exchange.

38

4.    Officer, director, employee and consultant stock option or stock incentive plan or similar plan:

None.

39

SCHEDULE 5(f)

ANTIDULTION AND REGISTRATION RIGHTS5

1.	Triggered anti-dilution rights/reset/repricing:

Warrants dated November 5, 2010 issued in connection with the Bridge Notes exercisable for an aggregate of 500,000 shares at an exercise price of $.60 per share.

2.	Triggered registration rights:

None.

5 Post consummation of the Share Exchange

SCHEDULE 5(o)

UNDISCLOSED LIABILITIES

Undisclosed Liabilities since July 31, 2010 that would reasonably be expected to have a Material Adverse Effect:

None.

SCHEDULE 5(w)

TRANSFER AGENT

SIGNATURE STOCK TRANSFER, INC.

2632 Coachlight Court

Plano, Texas  75093

Telephone 972.612.4120

Facsimile 972.612.4122

Attn: Jason M. Bogutski-President

Email – signaturestocktransfer@msn.com

SCHEDULE 9(e)

USE OF PROCEEDS

All proceeds will be used for working capital and general corporate.

SCHEDULE 9(l)

INTELLECTUAL PROPERTY

GoEnergy, Inc.

Kick the Can Corp.

1.	Atlanta Comic Convention, including, without limitation, the assignment of the Memorandum, dated January 1, 2010, by and between the Company and Wes Tillander.

2.	Big Apple Comic Convention, including, without limitation, the assignment of the Memorandum, dated April 1, 2009, by and between the Company and Big Apple Tables, LLC.

3.	Cincinnati Comic Convention, including, without limitation, the assignment of the Memorandum, dated January 4, 2010, by and between the Company and Marc Ballard.

4.	Connecticut Comic Convention, including, without limitation, the assignment of the Memorandum, dated May 2010, by and among the Company and Alternative Universe, Mitchell Hallock, Erik Yaeko and Jay Claus.

5.	Nashville Comic Convention, including, without limitation, the assignment of the Memorandum, dated January 4, 2010, by and between the Company and Marc Ballard.

6.	New England Comic Convention, including, without limitation, the assignment of the Memorandum, dated November 16, 2009, by and between the Company and Harrisons Limited (Harrisons).

7.	North Coast Comic Convention, including, without limitation, the assignment of the Memorandum, dated January 2010, by and between the Company and Roger Priebe.

8.	Toronto Comic Convention, , including, without limitation, the assignment of the Memorandum, dated June 2009, by and among the Company, Peter Dixon and Paradise Conventions.

SCHEDULE 9(w)

BENEFICIARIES OF REGISTRATION STATEMENTS

SUBSCRIBER AND ADDRESS
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805
CANYONS TRUST c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805
DPIT 2, LLC 8 Hop Brook Lane Holmdel, NJ 07733 Attn: Sam DelPresto
GLOBAL CAPITAL PARNTERS, LLC P.O. Box 6560 Pahrum, Nevada 89041-6560 Fax: (604) 987-7653
CHARLES MALETTE 1550 West 35th Avenue Vancouver, V6NNH2 Fax: (604) 643-7498
GUARDIAN TRUST COMPANY LTD. AS TRUSTEE OF THE BRULEE TRUST c/o Guardian Trust Company Ltd. 15 Boulevard Helvetidale, 1207 Geneva Switzerland Fax: 011-41-22-718-7201
AMPERSAND MANAGEMENT SA AS TRUSTEE OF THE MUNT TRUST 20 Rue Etienne Dumont P.O. Box 3313, 1204 Geneva 3 Switzerland Fax: 011-41-22-321-3526

SCHEDULE 11.1(iv)

REGISTRATION

1.	Cutback of Registrable Securities

Registrable Securities shall be cut back on a pro rata basis among the number of shares being registered.

2.	Securities of the Company other than the Registrable Securities that will be included in the Registration Statement:

None.

SCHEDULE 12(a)

See Schedule 5(d)

SCHEDULE 13

BRIDGE LENDERS

1.	DPIT 2, LLC
2.	Charles MaLette
3.	Global Capital Partners
4.	Bristol Investment Fund, Ltd.

EXHIBIT A

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:34 PM 12/07/2010
FILED 04:34 PM 12/07/2010
SRV 101158671 – 3386812 FILE

CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS,
PREFERENCES, LIMITATIONS, RESTRICTIONS, AND RELATIVE
RIGHTS OF SERIES A CUMULATIVE CONVERTIBLE
PREFERRED STOCK, $.0001 PAR VALUE PER SHARE

Wizard World, Inc. (f/k/a GoEnergy, Inc.), a Delaware corporation (the “Corporation”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the “Board”) on November 23, 2010 pursuant to authority of the Board as required by Section 151 of the Delaware General Corporation Law:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board hereby authorizes a series of the Corporation’s previously authorized preferred stock, par value $0.0001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

1.	Name of Corporation:

Wizard World, Inc. (f/k/a GoEnergy, Inc.).

2.	Designation:

Series A Cumulative Convertible Preferred Stock, $.0001 par value per share, issuable only pursuant to and in connection with that certain Subscription Agreement dated at or about December 7, 2010 among the Corporation and the original Subscribers to Series A Cumulative Convertible Preferred Stock (the “Subscription Agreement”). Capitalized terms employed herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

A.           Designation; Number of Shares. The designation of said series of preferred stock shall be Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”). The number of shares of Series A Preferred Stock shall be up lo 25,000 shares. Each share of Series A Preferred Stock shall have a stated value equal to $100.00 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series A Stated Value”).

B.            Dividends.

(a)           The holders of outstanding shares of Series A Preferred Stock (collectively, the “Holders” and each, a “Holder”) shall be entitled to receive preferential dividends at the rate of 8% per share per annum on the Series A Stated Value out of any funds of the Corporation legally available under all applicable law for such purpose, but before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Junior Stock (defined below). Such dividends shall compound annually and be fully cumulative, and shall accumulate from the date of original issuance of the Series A Preferred Stock, and shall be payable annually on the last day of each calendar year, in arrears in cash or as described below (provided that if the last day of a calendar year is a Saturday, Sunday or legal holiday in New York, NY, then such dividend shall be payable, without interest for such additional day(s), on the next day that is not a Saturday, Sunday or legal holiday). Upon the occurrence of an Event of Default (as defined below) and while such Event of Default is outstanding, such dividend rate shall be increased to 15% per annum on the Series A Stated Value. Dividends must be delivered to the Holders not later than five (5) business days after each specified dividend payment date. At the Corporation’s option in its sole and absolute discretion, such dividend payments may be made in (i) additional shares of Series A Preferred Stock valued at the Series A Stated Value thereof, in an amount equal to 150% of the cash dividend otherwise payable or (ii) a combination of cash and additional shares of Series A Preferred Stock, provided there is not an existing current Event of Default on the annual date on which a dividend payment is payable, in which event the Holder entitled to receive such dividend may elect to receive such dividends in cash or additional shares of Series A Preferred Stock.  The issuance of such shares of Series A Preferred Stock shall constitute full payment of such dividends or such portion of such dividends payable in additional shares of Series A Preferred Stock, as the case may be.

12/7/2010, 6:12, PM

(b)           The dividends on the Series A Preferred Stock at the rates provided above shall be cumulative whether or not declared so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series A Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the annual dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series A Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series A Preferred Stock or any shares of any other class of stock ranking on a parity with the Series A Preferred Stock and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of any Junior Stock.

C.           Liquidation and Redemption Rights.  Upon the occurrence of a Liquidation Event (as defined below), the Holders of the Series A Preferred Stock shall be entitled to receive, and before any payment or distribution shall be made on any shares of any Common Stock or other class of stock presently authorized or to be authorized (the Common Stock and such other stock being hereinafter collectively, the “ Junior Stock ”), out of the assets of the Corporation available for distribution to stockholders, an amount equal to two (2) times the Series A Stated Value and all accrued and unpaid dividends to and including the date of payment thereof.  Upon the payment in full of all amounts due to the Holders of the Series A Preferred Stock (on an as converted basis), the Common Stock and any other class of Junior Stock shall collectively receive all remaining assets of the Corporation legally available for distribution.  If the assets of the Corporation available for distribution to the Holders of the Series A Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the Holders of Series A Preferred Stock upon a Liquidation Event, then all such assets of the Corporation shall be distributed to the exclusion of the Holders of Junior Stock ratably among the Holders of the Series A Preferred Stock. “ Liquidation Event ” shall mean (i) the liquidation, dissolution or winding-up, whether voluntary or involuntary, of the Corporation, (ii) the purchase or redemption by the Corporation of shares of any class of stock or the merger or consolidation of the Corporation with or into any other corporation or corporations, unless (a) the Holders of the Series A Preferred Stock receive securities of the surviving corporation having substantially similar rights as the Series A Preferred Stock and the stockholders of the Corporation immediately prior to such transaction are holders of at least a majority of the voting securities of the successor corporation immediately thereafter (the “ Permitted Merger ”), unless the Holders of the shares of Series A Preferred Stock elect otherwise or (b) the sale, license or lease of all or substantially all, or any material part of, the Corporation’s assets, unless the Holders elect otherwise.

D.          Conversion into Common Stock.  Holders of shares of Series A Preferred Stock shall have the following conversion rights and obligations:

(a)           Subject to the further provisions of this paragraph D(a), each Holder of Series A Preferred Stock shall have the right at any time commencing after the issuance to such Holder of Series A Preferred Stock, to convert such shares, accrued but unpaid declared dividends on the Series A Preferred Stock and any other sum owed by the Corporation arising from the Series A Preferred Stock or pursuant to the Subscription Agreement entered into by the Corporation and the Holder or Holder’s predecessor in connection with the issuance of Series A Preferred Stock (each a “ Subscription Agreement ”)  (collectively “ Obligation Amount ”) into fully paid and non-assessable shares of Common Stock of the Corporation determined in accordance with the applicable conversion price provided in paragraph D(b) below (the “ Conversion Price ”).  All declared or accrued but unpaid dividends may be converted at the election of the Holder together with or independent of the conversion of the Series A Stated Value of the Series A Preferred Stock.

(b)           The number of shares of Common Stock issuable upon conversion of the Obligation Amount shall equal (i) the sum of (A) the Series A Stated Value being converted and/or (B) at the Holder’s election, accrued and unpaid dividends or any other component of the Obligation Amount, divided by (ii) the Conversion Price.  The Conversion Price of the Series A Preferred Stock shall be $0.40, subject to adjustment only as described herein.

(c)           Holder will give notice of its decision to exercise its right to convert the Series A Preferred Stock, or part thereof and/or accrued and unpaid dividends, by sending by facsimile an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to this Certificate of Designation) to the Corporation via confirmed facsimile transmission.  The Holder will not be required to surrender the Series A Preferred Stock certificate until the Series A Preferred Stock has been fully converted.  Each date on which a Notice of Conversion is sent by facsimile to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date.  The Corporation will itself, or cause the Corporation’s transfer agent to, transmit the Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series A Preferred Stock to the Holder via express courier for receipt by such Holder within three (3) business days after receipt by the Corporation of the Notice of Conversion (the “ Delivery Date ”).  In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer, provided request for such electronic transfer has been made by the Holder.  A Series A Preferred Stock certificate representing the balance of the Series A Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series A Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender the certificate for such Series A Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series A Stated Value then owned by the Holder.

In the case of the exercise of the conversion rights set forth in paragraph D(a) hereof, the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date and thereafter, be treated for all purposes as the recordholder of such Common Stock and shall on the same date cease to be treated for any purpose as the record Holder of such shares of Series A Preferred Stock so converted.

Upon the conversion of any shares of Series A Preferred Stock, no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of the Series A Preferred Stock and payment of dividends on Series A Preferred Stock, to issue a fraction of a share of its Series A Preferred Stock or Common Stock and shall instead deliver a stock certificate representing the next higher whole number.

The Corporation and the Holder may not convert that amount of the Obligation Amount on a Conversion Date in amounts that would result in the Holder having a beneficial ownership of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Obligation Amount with respect to which the determination of this proviso is being made on such Conversion Date, which would result in the aggregate beneficial ownership by the Holder and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Corporation.  For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to successive exercises which would result in the aggregate issuance of more than 4.99%.  The Holder may allocate which of the equity of the Corporation deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.   The Holder may waive the conversion limitation described in this Section in whole or in part, upon and effective after sixty one (61) days’ prior written notice to the Company.

(d)           The Conversion Price determined pursuant to Paragraph D(b) shall be subject to adjustment from time to time as follows:

(i)           In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the Holders of Series A Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such Holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series A Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto).  Such adjustment shall be made whenever any of the events listed above shall occur.  An adjustment made to the Conversion Price pursuant to this paragraph D(d)(i) shall become effective immediately after the effective date of the event.

(ii)          For so long as Series A Preferred Stock is outstanding, other than in the case of an “ Excepted Issuance ” (as defined in Section 12(a) of the Subscription Agreement), if the Corporation issues shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, for a consideration at a price per share, or having a conversion, exchange or exercise price per share less than the Conversion Price of the Series A Preferred Stock immediately in effect prior to such sale or issuance, then immediately prior to such sale or issuance the Conversion Price of the Series A Preferred Stock shall be reduced to such other lower price.   For  purposes of this adjustment, the issuance of any security carrying the right to convert such security directly or indirectly into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $.0001 per share of Common Stock.  The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described in this Certificate of Designation and the Subscription Agreement.

(e)          (1)           In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock), then unless the right to convert shares of Series A Preferred Stock shall have terminated as part of such merger, lawful provision shall be made so that Holders of Series A Preferred Stock shall thereafter have the right to convert each share of Series A Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a Holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such consolidation or merger.  Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in sub-paragraph (d) of this paragraph D.  The foregoing provisions of this paragraph D(e) shall similarly apply to successive mergers.

(i)           In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the Holders of Series A Preferred Stock shall thereafter have the right to convert each share of the Series A Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f)           Whenever the number of shares to be issued upon conversion of the Series A Preferred Stock is required to be adjusted as provided in this paragraph D(f), the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent for the Series A Preferred Stock and the Common Stock, and the Corporation shall give notice in the manner described in the Subscription Agreement to each Holder of record of Series A Preferred Stock of such adjusted conversion price not later than the first business day after the event, giving rise to the adjustment.

(g)           In case at any time the Corporation shall propose:

(i)           to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii)          to offer for subscription to the Holders of its Common Stock any additional shares of any class or any other rights; or

(iii)         any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv)         the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series A Preferred Stock.

(h)           For so long as any shares of Series A Preferred Stock or any Obligation Amount shall remain outstanding and the Holders thereof shall have the right to convert the same in accordance with provisions of this paragraph D(h), the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock 150% of the number of shares of Common Stock that would be necessary to allow the conversion of the entire Obligation Amount.

(i)           The term “Common Stock” as used in this Certificate of Designation shall mean the Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series A Preferred Stock shall at any time become convertible pursuant to the provisions of this paragraph D(i).

(j)           The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series A Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series A Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k)           In the event a Holder shall elect to convert any shares of Series A Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series A Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Obligation Amount sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event Holder obtains judgment.

(l)            In addition to any other rights available to the Holder, if the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section D(c) by the Delivery Date and if after the Delivery Date the Holder or a broker on behalf of the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a “ Buy-In ”), then the Corporation shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) within five (5) business days after written notice from the Holder, the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Series A Stated Value of the shares of Series A Preferred Stock for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In, which shall include evidence of the price at which such Holder had to purchase the Common Stock in an open-market transaction or otherwise.

(m)           The Corporation understands that a delay in the delivery of Common Stock upon conversion of Series A Preferred Stock in the form required pursuant to this Certificate of Designation and the applicable Subscription Agreement after the Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Corporation agrees to pay (as liquidated damages and not as a penalty) to the Holder for such late issuance of Common Stock upon Conversion of the Series A Preferred Stock in the amount of $100 per business day after the Delivery Date for each $10,000 of Obligation Amount being converted of the corresponding Common stock which is not timely delivered.  The Corporation shall pay any payments incurred under this section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Common Stock by the Delivery Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all by delivery of a notice to such effect to the Corporation, whereupon the Corporation and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation is given to the Corporation.

(n)           Upon (i) the occurrence of an Event of Default (as defined in this Certificate of Designation), that continues for more than twenty (20) business days after any applicable grace period, (ii) a Change in Control (as defined in the Subscription Agreement), or (iii) of the liquidation, dissolution or winding up of the Company, then at the Holder’s election, the Corporation must pay to the Holder, ten (10) business days after request by the Holder (the “ Calculation Period ”), a sum of money determined by multiplying the then current purchase price of the outstanding Preferred Stock designated by the Holder by 110%, plus accrued but unpaid dividends (” Mandatory Redemption Payment” ). The Mandatory Redemption Payment must be received by such Holder not later than thirty (30) business days after request (“ Mandatory Redemption Payment Date” ). Upon receipt of the Mandatory Redemption Payment, the corresponding Series A Preferred Stock and dividends will be deemed paid and no longer outstanding. For purposes of this Section, “ Change in Control ” shall mean (i) the Corporation no longer having a class of shares publicly traded, listed or quoted, as applicable, on a Principal Market, (ii) the Corporation becoming a Subsidiary of another entity (other than a corporation formed by the Corporation for purposes of reincorporation in another U.S. jurisdiction), (iii) a majority of the board of directors of the Corporation as of the Closing Date no longer serving as directors of the Corporation, except due to natural causes, and (iv) the sale, lease or transfer of substantially all the assets of the Corporation or Subsidiaries.

E.           Voting Rights.   The Holders of shares of Series A Preferred Stock shall not vote together with the holders of the Common Stock on an as converted basis, provided, however, that the consent of the Holders shall be required for the following actions:

(a)           amending the Corporation’s certificate of incorporation or by-laws if such amendment would adversely affect the Series A Preferred Stock, including, without limitation,:

(i)           changing the relative seniority rights of the holders of the Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Corporation, or create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series A Preferred Stock;

(ii)          reducing the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Corporation, or change the dividend rights of the holders of Series A Preferred Stock;

(iii)         canceling or modifying the conversion rights of the holders of Series A Preferred Stock provided for in Section D herein;

(iv)        canceling or modifying the rights of the holders of the Series A Preferred Stock provided for in this Section E; or

(v)         changing the authorized number of shares of Series A Preferred Stock.

(b)           purchasing any of the Corporation’s securities other than required redemptions of Series A Preferred Stock and repurchase under restricted stock and option agreements authorizing the Corporation’s employees (as permitted herein);

(c)           effecting a Liquidation Event;

(d)           declaring or paying any dividends other than in respect of the Series A Preferred Stock; and

(e)           issuing any additional securities having rights senior to or on parity with the Series A Preferred Stock.

3.            Events of Default.  For so long as the Series A Preferred Stock is outstanding, unless waived in writing by the Holders, the occurrence of any of the following is an event of default (each, an “ Event of Default ”) and shall thereafter or until such Event of Default has been cured, if such Event of Default is permitted to be cured hereunder, cause the dividend rate to become 15% from and after the occurrence and during the pendency of such event with respect to the Series A Preferred Stock:

(a)         The Corporation fails to timely pay any dividend payment or the failure to timely pay any other sum of money due to a Holder of Series A Preferred Stock from the Corporation pursuant to the Subscription Agreement or any other Transaction Document.

(b)         The Corporation breaches any material covenant or other material term or condition of the Subscription Agreement or this Certificate of Designation in any material respect and such breach, if subject to cure, continues for a period of five (5) business days.

(c)         Any material representation or warranty of the Corporation made herein, in any other Transaction Document (as defined in Section 5(c) of the Subscription Agreement), or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of the Closing Date.

(d)         Any dissolution, liquidation or winding up of Corporation or any substantial portion of its business.

(e)         Any continued cessation of operations by the Corporation or any material Subsidiary for thirty (30) days or more or the Corporation is unable to pay its debts after such debts become due.

(f)          The transfer or sale by the Corporation or any material Subsidiary of any material Intellectual Property  (as disclosed on Schedule 9(l) of the Subscription Agreement), personal property, real property or other assets which are necessary to conduct its business (whether now or in the future),without receiving fair value.

(g)         The merger, consolidation or reorganization of the Corporation with or into another corporation or person or entity (other than with or into a wholly owned subsidiary of the Corporation), or  sale of the capital stock of the Corporation by the Corporation or the holders thereof, in any case under circumstances in which the holders of a majority of the voting power of the outstanding capital stock of Corporation immediately prior to such transaction owning less than a majority in voting power of the outstanding capital stock of Corporation or the surviving or resulting corporation or other entity, as the case may be, immediately following such transaction.

(h)         The Corporation or any material Subsidiary shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(i)          Any money judgment, writ or similar final process shall be entered or filed against the Corporation or its material Subsidiary or any of their property or other assets for more than $100,000, and shall remain unpaid, unvacated, unbonded or unstayed for a period of forty-five (45) days.

(j)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Corporation and/or any material Subsidiary.

(k)         Failure of the Corporation’s Common Stock to be listed for trading or quotation on the NYSE Amex Equities, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “ Principal Market ”) for a period of ten (10) consecutive trading days.

(l)          A default by the Corporation or any material Subsidiary under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than twenty (20) days after the due date, unless the Corporation or its material Subsidiary is contesting the validity of such obligation in good faith.

(m)        A Commission or judicial stop trade order or Principal Market trading suspension with respect to the Corporation’s Common Stock that lasts for ten (10) or more consecutive trading days.

(n)         The failure by the Corporation to have reserved for issuance upon conversion of the Series A Preferred Stock the number of shares of Common Stock as required in the Subscription Agreement.

(o)         A default by the Corporation or any material Subsidiary of a material term, covenant, warranty or undertaking of any other agreement to which the Corporation or any material Subsidiary and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

(p)         The occurrence of one or more events having a Material Adverse Effect (as defined in Section 5(a) of the Subscription Agreement).

(q)         The Corporation effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holders.

(r)          The restatement of any financial statements filed by the Corporation for any date or period from and after two years prior to the Issue Date of this Certificate of Designation, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect.

(s)         The Corporation’s failure to timely deliver to the Holder of Series A Preferred Stock Common Stock issuable upon conversion of the Series A Preferred Stock or a replacement Preferred Stock certificate (if required) within five (5) business days after the required delivery date.

4.            Status of Converted or Redeemed Stock.  In case any shares of Series A Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of preferred stock, and shall no longer be designated as Series A Preferred Stock.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer on December 7, 2010.

GoEnergy, Inc.

By:	/s/ Gareb Shamus
Name: Gareb Shamus
Title: President and Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Series A Preferred Stock of Wizard World, Inc.)

The undersigned hereby irrevocably elects to convert $______________ of the Series A Stated Value of the above Series A Preferred Stock into shares of Common Stock of Wizard World, Inc. (the “ Corporation ”) according to the conditions hereof, as of the date written below.

The undersigned hereby irrevocably elects to convert $______________ of the dividends accrued on the Series A Preferred Stock held by the undersigned for the period ________________ to _____________ into shares of Common Stock of the Corporation according to the conditions hereof, as of the date written below.

The undersigned hereby irrevocably elects to convert $____________ of the Obligation Amount consisting of ___________________________ for the period ____________ to ______________ into shares of Common Stock of the Corporation according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion:

Select one:

☐           A Series A Convertible Preferred Stock certificate is being delivered herewith.  The unconverted portion of such certificate should be reissued and delivered to the undersigned.

☐           A Series A Convertible Preferred Stock certificate is not being delivered to Wizard World, Inc.

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

EXHIBIT B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES

.

Right to Purchase ________ shares of Common Stock of GoEnergy, Inc. (subject to adjustment as provided herein)

SERIES A COMMON STOCK PURCHASE WARRANT

No. 2010-A-___	Issue Date: December __, 2010

GOENERGY, INC., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _______________ (the “ Holder ”), with an address at ___________________________________, or its assigns (the “ Holder ”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.D.T on the five (5) year anniversary of the Issue Date (the “ Expiration Date ”), up to ____________   fully paid and non-assessable shares of Common Stock at a per share purchase price of $0.60.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “ Purchase Price ..”  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price for some or all of the Warrants, temporarily or permanently, provided such reduction is made as to all outstanding Warrants for all Holders of such Warrants.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “ Subscription Agreement ”), dated as of December 6, 2010, entered into by the Company, the Holder and the other signatories thereto.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)         The term “Company” shall mean GoEnergy, Inc., a Delaware corporation, and any corporation which shall succeed or assume the obligations of GoEnergy, Inc. hereunder.

(b)         The term “Common Stock” includes (i) the Company's Common Stock, $0.0001 par value per share, as authorized on the date of the Subscription Agreement, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)         The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 hereof or otherwise.

(d)         The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.           Exercise of Warrant.

1.1.         Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Section 1.2 hereof or upon exercise of this Warrant in part in accordance with Section 1.3 hereof, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4 hereof and Sections 12(a) and 14(p) of the Subscription Agreement.

1.2.         Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery to the Company of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “ Subscription Form ”) duly executed by such Holder and delivered within two (2) business day thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.  The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.         Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in Section 1.2 hereof, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, upon the written request of the Holder, provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.         Fair Market Value.  For purposes of this Warrant, the Fair Market Value of a share of Common Stock as of a particular date (the “ Determination Date ”) shall mean:

(a)           If the Company's Common Stock is traded on an exchange or  on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the NYSE AMEX Equities, then the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Determination Date;

(b)           If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the NYSE AMEX Equities, but is traded on the OTC Bulletin Board or in the over-the-counter market or Pink Sheets, then the average of the closing bid and ask prices reported for the five (5) trading days immediately prior to (but not including) the Determination Date;

(c)           Except as provided in clause (d) below and Section 3.1 hereof, if the Company's Common Stock is not publicly traded, then as the Holder and the Company shall mutually agree, or in the absence of such an agreement after good faith efforts of the Company and the Holder to reach an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.         Company Acknowledgment.  The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.         Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the purchase price listed in the Subscription Form is received as specified in Section 2 hereof, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part and the payment is made, and in any event within five (5) business days thereafter (“ Warrant Share Delivery Date ”), the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of, and delivered to, the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1  hereof or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall promptly pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a written notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

1.7.         Buy-In.   In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a “ Buy-In” ), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For purposes of illustration, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, which shall include evidence of the price at which such Holder had to purchase the Common Stock in an open-market transaction or otherwise.

2.           Cashless Exercise.

(a)          Payment upon exercise may be made at the written option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.  Notwithstanding the immediately preceding sentence, payment upon exercise may be made in the manner described in Section 2(b) below only with respect to Warrant Shares not included for unrestricted public resale in an effective registration statement on the date notice of exercise is given by the Holder.

(b)          If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by delivery of a properly endorsed Subscription Form delivered to the Company by any means described in Section 13 hereof, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=	Y (A-B)
A

Where X=	the number of shares of Common Stock to be issued to the Holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	Fair Market Value

B=	Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.           Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.         Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company  effects any merger or  consolidation  of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a " Fundamental  Transaction "), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “ Alternate Consideration” ) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in (1) a transaction where the consideration paid to the holders of the Common Stock consists solely of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the 1934 Act, or (3) a transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, cash equal to the Black-Scholes Value (as defined herein).  For purposes of any such exercise, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected include terms requiring any such successor or surviving entity to comply with the provisions of this  Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  “ Black-Scholes Value ” shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the Volume Weighted Average Price of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (iii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

3.2.         Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3 hereof, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4 hereof.

3.3          Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock, except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issuance, then, and thereafter successively upon each such issuance, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any actual, permitted, optional, or allowed issuances of shares of Common Stock upon any actual, permitted, optional, or allowed exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon any actual, permitted, optional, or allowed such issuance.  Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.0001 per share of Common Stock.  The reduction of the Purchase Price described in this Section 3.3 is in addition to the other rights of the Holder described in the Subscription Agreement.  Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.3 ) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.3 ) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.           Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4 . The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4 ) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4 ) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.           Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants or in the Purchase Price, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent (as defined herein) of the Company (appointed pursuant to Section 10 hereof).  Holder will be entitled to the benefit of the adjustment regardless of the giving of such notice.  The timely giving of such notice to Holder is a material obligation of the Company.

6.           Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.           Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “ Transferor” ). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “ Transferor Endorsement Form” ) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “ Transferee” ), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.           Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its Affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days’ prior notice from the Holder to the Company to increase such percentage.  The Holder may decide whether to convert the Preferred Stock or exercise this Warrant to achieve an actual 4.99% or increase such ownership position as described above.

10.         Warrant Agent.  The Company may, by written notice to the Holder, appoint an agent (a “Warrant Agent ”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1 hereof, exchanging this Warrant pursuant to Section 7 hereof, and replacing this Warrant pursuant to Section 8 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

11.         Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.         Registration Rights.  The Holder has been granted certain registration rights by the Company as set forth in the Subscription Agreement.  The terms of the Subscription Agreement and such registration rights are incorporated herein by this reference.

13.         Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  (i) if to the Company, to GoEnergy, Inc., c/o Kick the Can Corp., 1010 Avenue of the Americas, Suite 302, New York, NY 10018, Attn: Gareb Shamus, facsimile: (212) 765-5779, with a copy by fax only to (which shall not constitute notice) Anslow & Jaclin, LLP, 195 Route 9 South, Manalapan, NJ 07726, Attn: Joseph M. Lucosky, Esq., facsimile: (732) 577-1188, and (ii) if to the Holder, to the address and facsimile number listed on the first paragraph of this Warrant, with a copy by fax (which shall not constitute notice) only to Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

14.         Law Governing This Warrant.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws or of any other State.  Any action brought by either party hereto against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens .   The Company and the Holder waive trial by jury.   The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with, such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

[-Signature Page Follows-]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

GOENERGY, INC.

By:
Gareb Shamus
President and Chief Executive Officer

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:  GOENERGY, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

_______	_________ shares of the Common Stock covered by such Warrant; or

_______	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2 of the Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

_______	$________ in lawful money of the United States; and/or

_______	the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

_______	the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2 of the Warrant, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

After application of the cashless exercise feature as described above, _____________ shares of Common Stock are required to be delivered pursuant to the instructions below.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to __________________________________________, whose address is ___________________________ ____________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of GOENERGY, INC. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of GOENERGY, INC., with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: __________________, _______
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]
(address)

(Name)

EXHIBIT C

ESCROW AGREEMENT

This Agreement is dated as of the 6th day of December, 2010 among GoEnergy, Inc., a Delaware corporation (the “Company”), the subscribers listed on Schedule 1 hereto (the “Subscribers”), and Grushko & Mittman, P.C. (the “Escrow Agent”):

WITNESSETH:

WHEREAS, the Company and the Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscribers of Series A Cumulative Convertible Preferred Stock “the “Preferred Stock”) and Series A Warrants (the “Warrants”) for an aggregate purchase price of up to $1,500,000; and

WHEREAS, the parties hereto require the Company to deliver the Preferred Stock and Warrants against payment therefor, with such Preferred Stock and the Escrowed Payment to be delivered to the Escrow Agent, along with the other documents, instruments and payments hereinafter described, to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Subscription Agreement (and the exhibits and schedules thereto) entered into or to be entered into by the Company and the Subscribers in reference to the sale and purchase of the Preferred Stock and Warrants (the “Subscription Agreement”). Whenever used in this Agreement, the following terms shall have the following respective meanings:

▪         “Agreement” means this Agreement and all amendments made hereto by written agreement of the parties hereto;

▪          “Bridge Lenders” shall mean the parties identified on Schedule 13 to the Subscription Agreement;

▪          “Bridge Notes” shall have the meaning set forth in Section 13 of the Subscription Agreement;

▪          “Company Documents” means, collectively, the Bridge Notes, Legal Opinion, Preferred Stock, Warrants , Subscription Agreement as signed by the Company, and the Subscriber Legal Fees.

40

▪          “Escrowed Payment” means an aggregate cash payment of up to $1,500,000;

▪          “Legal Opinion” means the original signed legal opinion referred to in Section 6 of the Subscription Agreement;

▪          “Preferred Stock” shall have the meaning set forth in the second recital to the Subscription Agreement;

▪          “Principal Amount” shall mean an aggregate of up to $1,500,000;

▪          “Subscriber Legal Fees” shall have the meaning set forth in Section 8 of the Subscription Agreement;

▪          “Subscription Agreement” means the Subscription Agreement (and the exhibits and schedules thereto) entered into or to be entered into by the Company and Subscribers in reference to the sale and purchase of the Preferred Stock and Warrants;

▪          “Warrants” shall have the meaning set forth in Section 2(b) of the Subscription Agreement;

▪         Collectively, the Bridge Notes, Legal Opinion, Preferred Stock, Warrants, and Subscription Agreement signed and executed by all signators thereto other than the Subscribers, and Subscriber Legal Fees are referred to as “Company Documents”; and

▪         Collectively, the Escrowed Payment and the Subscribers executed Subscription Agreement are referred to as “Subscriber Documents.”

1.2.          Entire Agreement. This Agreement along with the Company Documents and the Subscriber Documents to which the Subscriber and the Company are a party constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto. There are no warranties, representations and other agreements made by the parties hereto in connection with the subject matter hereof, except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

1.3.          Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4.          Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

                1.5.          Headings. The division of this Agreement into articles, sections, subsections and paragraphs, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                1.6.          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by any party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties hereto and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                1.7.          Specific Enforcement, Consent to Jurisdiction. The Company and the Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and the Subscribers hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

                2.1.          Company Deliveries. On or before the Closing Date, the Company shall execute and deliver the Company Documents to the Escrow Agent.

2.2.          Subscriber Deliveries. On or before the Closing Date, the Subscribers shall execute and deliver the Subscription Agreements, and shall deliver the Escrowed Payment in cash, to the Escrow Agent, and the Bridge Lenders shall deliver the Bridge Notes to the Escrow Agent. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

Citibank, N.A.
1155 6th Avenue
New York, NY 10036
ABA Number: 0210-00089
For Credit to: Grushko & Mittman, IOLA Trust Account
Account Number: 45208884

3

                2.3.          Intention to Create Escrow Over Company Documents and Subscriber Documents. The Subscribers and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their respective benefit as set forth herein.

                2.4.          Escrow Agent to Deliver Company Documents and Subscriber Documents. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

                 3.1.       Release of Escrow. Subject to the provisions of Section 4.2 hereof, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

                               (a)          On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscribers and release the Subscriber Documents to the Company, except that Subscriber Legal Fees will be released directly to the Subscriber’s attorneys and the Bridge Notes will be released to the Company.

                               (b)          Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions (“Joint Instructions”) signed by the Company and the Subscribers, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

                               (c)          Anything herein to the contrary notwithstanding, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

                 3.2.       Closings may take place on or before December 20, 2010. After December 20, 2010, the Escrow Agent will promptly return the applicable Company Documents to the Company and return the Subscriber Documents to the Subscriber, except that the Bridge Notes will be returned to the Bridge Lenders.

                 3.3.       Acknowledgement of Company and Subscriber; Disputes. The Company and the Subscribers acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscribers reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 hereof or by agreement between the Company and Subscribers.

ARTICLE IV

CONCERNING THE ESCROW AGENT

                4.1.        Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

4

                               (a)          The Subscribers and the Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscribers or Company is entitled to receipt of the Company Documents and Subscriber Documents, respectively, pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b)          The Subscribers and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscribers and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the reasonable fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent’s part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscribers and Company under this Agreement and to no other person.

                                (c)          The Subscribers and the Company jointly and severally agree to reimburse the Escrow Agent for reasonable outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

                                (d)          The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days’ prior written notice of resignation to the Subscribers and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscribers and the Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscribers and the Company. If no successor Escrow Agent is named by the Subscribers and the Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

                                (e)          Other than in connection with the Subscriber Legal Fees, the Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

                                (f)           This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

                                (g)          The Escrow Agent shall be permitted to act as counsel for the Subscribers in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscribers and the Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

5

                                (h)          The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

                4.2.          Dispute Resolution; Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

                                (a)          If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscribers and the Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscribers and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

                                (b)          The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscribers and the “Company or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

                5.1.          Termination. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscribers and Company.

                5.2.          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

6

(a)         If to the Company, to:

GoEnergy Inc.

c/o Kick the Can Corp.

1010 Avenue of the Americas, Suite 302

New York, NY 10018

Attn: Gareb Shamus

Fax: (212) 765-5779

With a copy by fax only to (which shall not constitute notice):

Anslow & Jaclin, LLP

195 Route 9 South

Manalapan, NJ 07726

Attn: Joseph M. Lucosky, Esq.

Fax: (732) 577-1188

(b)          If to the Subscribers, to the addresses set forth on Schedule 1 hereto

With a copy by facsimile only to (which shall not constitute notice):

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, New York 11581

Fax: (212) 697-3575

(c)	If to the Escrow Agent, to:

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, New York 11581

Fax: (212) 697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

                5.3.          Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith. In the event the Escrowed Payment is deposited in an interest bearing account, the Subscribers shall be entitled to receive any accrued interest thereon, but only if the Escrow Agent receives from the Subscriber the Subscribers’ United States taxpayer identification number and other requested information and forms.

7

                5.4.          Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

                5.5.          Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

               5.6.          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

5.7.          Agreement. Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

8

IN WITNESS WHEREOF, the undersigned have executed and delivered this Escrow Agreement, as of the date first written above.

THE “COMPANY”
GOENERGY, INC.,
a Delaware corporation

By:

ESCROW AGENT:
GRUSHKO & MITTMAN, P.C.

By:
Name:

SUBSCRIBERS:

ALPHA CAPITAL ANSTALT		MOMONA CAPITAL LLC

By:		By:
	Name:		Name:
	Title:		Title:

BRISTOL INVESTMENT FUND, LTD.		CANYONS TRUST

By:		By:
	Name:		Name:
	Title:		Title:

By:		By:
	Name:		Name:
	Title:		Title:

9

SCHEDULE 1 - (SUBSCRIBERS)

SUBSCRIBER AND ADDRESS	PURCHASE PRICE	PREFERRED STOCK	WARRANTS
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	$300,000.00	3,000	150,000
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244	$25,000.00	250	12,500
BRISTOL INVESTMENT FUND, LTD. c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805	$250,000.00 (Bristol Investment Fund, Ltd. is surrendering a Bridge Note in the principal amount of $50,000.)	2,503[6]	125,000
CANYONS TRUST c/o Bristol Capital Advisors, LLC 6353 W. Sunset Blvd., Suite 4006 Hollywood, CA 90028 Attn: Amy Wang, Esq. Fax: (323) 960-3805	$100,000.00	1,000	50,000
DPIT 2, LLC 8 Hop Brook Lane Holmdel, NJ 07733 Attn: Sam DelPresto	$100,622.00 (DPIT 2, LLC is surrendering a Bridge Note in the principal amount of $100,000.)	1,006	50,311
GLOBAL CAPITAL PARNTERS, LLC P.O. Box 6560 Pahrum, Nevada 89041-6560 Fax: (604) 987-7653	$25,150.00 (Global Capital Partners LLC is surrendering a Bridge Note in the principal amount of $25,000.)	252	12,575
CHARLES MALETTE 1550 West 35th Avenue Vancouver, V6NNH2 Fax: (604) 643-7498	$25,156.00 (Charles Malette is surrendering a Bridge Note in the principal amount of $25,000.)	252	12,578
GUARDIAN TRUST COMPANY LTD. AS TRUSTEE OF THE BRULEE TRUST c/o Guardian Trust Company Ltd. 15 Boulevard Helvetidale, 1207 Geneva Switzerland Fax: 011-41-22-718-7201	$50,000.00	500	25,000
AMPERSAND MANAGEMENT SA AS TRUSTEE OF THE MUNT TRUST 20 Rue Etienne Dumont P.O. Box 3313, 1204 Geneva 3 Switzerland Fax: 011-41-22-321-3526	$100,000.00	1,000	50,000
TOTALS	$975,928.00	9760	487,964

6 Bristol is getting a second stock certificate for 3 shares to account for the interest that accrued on the $50,000 bridge note.

10

EXHIBIT D

SHARE PURCHASE AND SHARE EXCHANGE AGREEMENT

by and among

GoEnergy, Inc.,

a Delaware corporation

and

Strato Malamas,

As the Majority Stockholder of GoEnergy, Inc.

and

Kick the Can Corp.,

a Nevada corporation

and

Kicking the Can, LLC,

a Delaware limited liability company,

as the Majority Shareholder of Kick the Can Corp.

and

Certain Shareholders of Kick the Can Corp,

who are signatories hereto,

Dated as of November 5, 2010

1

SHARE PURCHASE AND SHARE EXCHANGE AGREEMENT

This SHARE PURCHASE AND SHARE EXCHANGE AGREEMENT (the “ Agreement ”) is entered into as of this 5th day of November, 2010 by and among GoEnergy, Inc., a Delaware corporation with an address at #2129-4951 Netarts Highway West, Tillamook, OR 97141-9467 (“ GoEnergy ”), Strato Malamas, an individual with an address c/o GoEnergy, Inc., #2129-4951 Netarts Highway West, Tillamook, OR 97141-9467 and the majority stockholder of GoEnergy (the “ GoEnergy Majority Stockholder ”), Kick the Can Corp., a Nevada corporation with an address at 1010 Avenue of the Americas, Suite 302, New York, NY  10018 (“ KTC Corp. ”), Kicking the Can, L.L.C., a Delaware limited liability company with an address c/o Wizard Entertainment, 1010 Avenue of the Americas, Suite 302, New York, NY  10018 and the majority shareholder of KTC Corp. (the “ KTC Majority Shareholder ”), and certain shareholders of KTC Corp. that are signatories hereto (collectively, the “ KTC Signatories ” and, together with the KTC Majority Shareholder, the “ KTC Shareholders ”). KTC Corp., the KTC Majority Shareholder and the KTC Signatories are hereinafter referred to collectively as the “ KTC Parties ” and are each, a “ KTC Party ”.  Each of GoEnergy, the GoEnergy Majority Stockholder, KTC Corp., the KTC Majority Shareholder, and the KTC Signatories is a “ Party ” and are together, the “ Parties. ”

WHEREAS, GoEnergy’s common stock is publicly quoted on the Over-the-Counter Bulletin Board; and

WHEREAS, the KTC Parties believe that it is in their respective best interests for them  to exchange (the “ Exchange ”) all of their respective shares of common stock, $.0001 par value per share, of KTC Corp. (the “ KTC Shares ”) for newly-issued shares of common stock of GoEnergy (the “ Exchange Shares ”); and

WHEREAS, GoEnergy believes it is in its best interests of its stockholders to acquire all of the KTC Shares, which constitute 100% of the issued and outstanding shares of common stock, par value $.0001 per share, of KTC Corp. (the “ KTC Corp. Shares ”), in exchange for the issuance of the Exchange Shares, all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, it is the intention of the Parties that the Exchange qualify as a: (i) tax-free organization under Section 368(a)(1)(B) of the United States Internal Revenue Code of 1986, as amended; and (ii) transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “ Securities Act ”).

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I

SHARE EXCHANGE

Section 1.01

Incorporation of Recitals. The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2

Section 1.02

The Exchange.

(a)

On the terms and subject to the conditions set forth in this Agreement, on the date (the “ Closing Date ”) of the consummation of the transactions contemplated hereby (the “ Closing ”), each KTC Shareholder shall assign, transfer and deliver, free and clear of all Liens (as defined herein), all of its KTC Shares as set forth in Schedule I attached hereto (the “ Exchange Schedule ”) in exchange for the number of Exchange Shares, which shall be free and clear of any and all Liens, set forth opposite such KTC Shareholder’s name in the Exchange Schedule.

(b)

As the result of the Exchange, (i) GoEnergy shall acquire 100% of the issued and outstanding KTC Corp. Shares and KTC Corp. shall become a wholly owned subsidiary of GoEnergy and  (ii) the KTC Shareholders shall have received an aggregate of 33,430,107 shares of common stock, par value $0.001 per share, of GoEnergy (the “ GoEnergy Common Shares ”), which shall constitute 95.51% of the total shares GoEnergy Common Shares issued and outstanding on a fully diluted basis on the Closing Date.

Section 1.03

The Closing.

(a)

The Closing shall take place at 12:00 p.m. (New York City time) at the offices of Anslow & Jaclin, LLP, 195 Route 9 South, Suite 204, Manalapan, New Jersey, on the earlier of (i) the date that is ten (10) business days after the execution of this Agreement and (ii) the date on which all of the conditions precedent set forth in Articles V , VI and VII hereof are satisfied or waived (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, place or date, or any or all, are agreed to in writing by the Parties.

(b)

On the Closing Date, the KTC Shareholders shall surrender their stock certificates representing their respective KTC Shares to GoEnergy, or its registrar or transfer agent, and be entitled to receive a certificate or certificates evidencing such KTC Shareholder’s Exchange Shares.

(c)

Upon the Closing, there shall be 35,000,000 GoEnergy Common Shares issued and outstanding.

Section 1.04

Cancellation of Certain Shares of GoEnergy Majority Shareholder’s GoEnergy Common Stock.  Prior to the Closing Date, the GoEnergy Majority Stockholder shall surrender for cancellation, and GoEnergy shall cancel, 2,750,000 GoEnergy Common Shares of the GoEnergy Majority Stockholder, which shall constitute 100% of the GoEnergy Majority Stockholder’s interests in GoEnergy.

3

Section 1.05

Termination. This Agreement may be terminated by the board of directors of KTC Corp. (the “ KTC Board ”) or the board of directors of GoEnergy (the “ GoEnergy Board ”) only in the event that GoEnergy or KTC Corp., as applicable, does not meet their respective conditions precedent set forth in Articles V , VI and VII hereof, respectively.  If this Agreement is terminated pursuant to this Section 1.05, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder for any Party, except as expressly provided herein.

ARTICLE II

REPRESENTATIONS, COVENANTS AND WARRANTIES OF KTC CORP.

KTC Corp. represents and warrants to GoEnergy that, as of the date hereof and the Closing Date (with the same force and effect as if such representations and warranties were made at and as of the Closing Date), except for changes therein permitted by this Agreement and those representations and warranties that speak of a different date,:

Section 2.01

Incorporation; Authorization; Enforceability.

(a)

KTC Corp. is duly incorporated, validly existing and in good standing under the laws of Nevada.  KTC Corp. has the power and authority to carry on its business as it is now being conducted;

(b)

The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation of KTC Corp.  KTC Corp. has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby; and

(c)

When fully executed by all  Parties, this Agreement constitutes the valid and binding obligation of KTC Corp., enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.

Section 2.02

Authorized Shares.  The number of shares of common stock that KTC Corp. is authorized to issue is 60,000,000 shares.  There are 16,000,000 shares currently issued and outstanding.  The issued and outstanding shares are validly issued, fully paid and non-assessable.

Section 2.03

Options or Warrants.  There are no existing options, warrants, calls or commitments of any character relating to any authorized but unissued KTC Corp. Shares.

4

Section 2.04

No Dividends, Options or Warrants.  KTC Corp. has not (i) declared or made, or agreed to declare or make, any payment of dividends or distributions of assets to its shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares or (ii) granted, or agreed to grant, any options, warrants, or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, except in connection of this Agreement.

Section 2.05

Litigation and Proceedings.  There are no material actions, suits, proceedings or investigations pending against KTC Corp. before any court or other governmental agency or instrumentality.

Section 2.06

No Conflicts.  The execution, delivery and performance of this Agreement by KTC Corp. will not: (i) require the consent of any third party or governmental entity under any laws; (ii) violate any laws applicable to KTC Corp. or its capital stock; or (iii) violate or breach any contractual obligation to which KTC Corp. is a party or its capital stock is bound.

Section 2.07

Compliance with Laws and Regulations.  To its knowledge, KTC Corp. has complied with all applicable statutes and regulations, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of KTC Corp., and except to the extent that noncompliance would not result in the occurrence of any material liability for KTC Corp.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

THE KTC SHAREHOLDERS

Except as set forth in the disclosure schedules to this Article III that are attached hereto (the “ KTC Shareholder Schedules ”), which exceptions shall be deemed to be part of the representations and warranties made hereunder, the KTC Shareholders, severally but not jointly, represent and warrant to GoEnergy that, as of the date hereof and the Closing Date (with the same force and effect as if such representations and warranties were made at and as of the Closing Date), except for changes therein permitted by this Agreement and those representations and warranties that speak of a different date,:

Section 3.01

Good Title.  Such KTC Shareholder is the record and beneficial owner, and has good title to, its KTC Corp. Shares, with the full right and authority to sell and deliver such KTC Corp. Shares, free and clear of any and all Liens, to GoEnergy pursuant to the Exchange.  GoEnergy, as the new owner of such KTC Corp. Shares, will receive good title to such KTC Corp. Shares, free and clear of all Liens.

Section 3.02

Due Formation; Power and Authority.  (a)  Such KTC Shareholder is duly formed, validly existing and in good standing under the laws of the State of its formation.  Such KTC Shareholder has the power and authority to carry on its business as it is now being conducted.

5

(b)

Such KTC Shareholder, (i) if a Person (as defined herein) other than an individual, has the full legal company power and authority and (ii) if an individual, is of majority age and has the legal capacity, to execute and deliver this Agreement and consummate the transactions contemplated hereby, and to perform its obligations under this Agreement.  This Agreement constitutes a legal, valid, and binding obligation of such KTC Shareholder, enforceable against such KTC Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.

Section 3.03

No Conflicts.  The execution and delivery of this Agreement by such KTC Shareholder and the performance by such KTC Shareholder of its obligations hereunder in accordance with the terms hereof: (i) will not require the consent of any third party or governmental entity under any laws; (ii) will not violate any laws applicable to such KTC Shareholder or its KTC Corp. Shares; and (iii) will not violate or breach any contractual obligation to which such KTC Shareholder is a party or under which its KTC Corp. Shares are bound.

Section 3.04

Acquisition of Exchange Shares for Investment.

(a)

Purchase Entirely for Own Account.  The Exchange Shares proposed to be acquired by such KTC Shareholder hereunder will be acquired for investment for its own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such KTC

6

Shareholder has no present intention of selling, granting any participation in or otherwise distributing the Exchange Shares, except in compliance with applicable securities laws.  Such KTC Shareholder further represents that it does not have any contract, undertaking, agreement or arrangement with any Person (as defined herein) to sell, transfer or grant participation to such Person with respect to any of the Exchange Shares.

(b)

Such KTC Shareholder (i) can bear the economic risk of its investment and (ii) possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in GoEnergy and its securities;

(c)

Such KTC Shareholder understands that the Exchange Shares are not registered under the Securities Act and that the issuance hereof to such KTC Shareholder is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder (“ Regulation D ”).  Such KTC Shareholder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, otherwise meets the suitability requirements of Regulation D and Section 4(2) of the Securities Act (“ Section 4(2) ”).   Such KTC Shareholder agrees to provide documentation to GoEnergy prior to the Closing as may be requested by GoEnergy to confirm compliance with Regulation D and/or Section 4(2), including, without limitation, a letter of investment intent or similar representation letter and a completed investor questionnaire.   Each certificate representing the Exchange Shares issued to such KTC Shareholder shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable Securities Laws (as defined herein):

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”;

(d)

Such KTC Shareholder acknowledges that neither the Securities and Exchange Commission (the “ SEC ”), nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement;

(e)

Such KTC Shareholder acknowledges that it has carefully reviewed such information as it has deemed necessary to evaluate an investment in GoEnergy and its securities and that all information required to be disclosed to it under Regulation D has been furnished to it by GoEnergy.  To the full satisfaction of such KTC Shareholder, it has been furnished all materials that it has requested relating to GoEnergy and the issuance of the Exchange Shares hereunder, and has been afforded the opportunity to ask questions of GoEnergy’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to such KTC Shareholder.  Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of GoEnergy set forth in this Agreement, on which such KTC Shareholder has relied in making an exchange of its KTC Corp. Shares for the Exchange Shares; and

7

(f)

Such KTC Shareholder understands that the Exchange Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely.  Such KTC Shareholder further acknowledges that the Exchange Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied, including, without limitation, GoEnergy’s compliance with the reporting requirements under the Exchange Act.

Section 3.05

Additional Legend; Consent.  Additionally, the Exchange Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. Such KTC Shareholder consents to GoEnergy making a notation on its records or giving instructions to any transfer agent of the Exchange Shares in order to implement the restrictions on transfer of the Exchange Shares.

ARTICLE IV

REPRESENTATIONS, COVENANTS AND WARRANTIES OF GOENERGY AND MAJORITY STOCKHOLDER OF GOENERGY

Except as set forth in the disclosure schedules to this Article IV that are attached hereto (the “ GoEnergy Schedules ”), which exceptions shall be deemed to be part of the representations and warranties made hereunder, each of GoEnergy and the GoEnergy Majority Shareholder, jointly and severally, represent and warrant to each KTC Party that, as of the date hereof and the Closing Date (with the same force and effect as if such representations and warranties were made at and as of the Closing Date), except for changes therein permitted by this Agreement and those representations and warranties that speak of a different date,:

Section 4.01

Organization; Authority.

(a)

GoEnergy is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as currently proposed to be conducted.  GoEnergy is duly qualified or authorized to do business and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization.

8

 GoEnergy has delivered to KTC Corp. true, complete and correct copies of its certificate of incorporation and bylaws, and any amendments thereto or restatements thereof, as in effect on the date hereof;

(b)

The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the certificate of incorporation or bylaws of GoEnergy.  GoEnergy has full power and authority to enter into this Agreement and consummate the transactions contemplated hereby; and

(c)

This Agreement constitutes the valid and binding obligation of GoEnergy, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.

Section 4.02

Capitalization.

(a)

GoEnergy’s authorized capital stock consists solely of 80,000,000 GoEnergy Common Shares, and 20,000,000 shares of blank check preferred stock, par value $0.0001 per share (“ Preferred Stock ”).  An aggregate of 4,319,893 GoEnergy Common Shares are issued and outstanding and no shares of Preferred Stock are issued and outstanding.  Except for the GoEnergy Common Shares and Preferred Stock described in the foregoing provisions of this Section 4.02(a) , there are no shares of capital stock or other equity securities of GoEnergy authorized, issued or outstanding.  No GoEnergy Common Shares or shares of Preferred Stock are held in GoEnergy’s treasury or reserved for issuance.  GoEnergy does not own, directly or indirectly, any outstanding voting securities of or other interests in any other corporation, partnership, joint venture or other business entity;

(b)

All of the outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of any (i) preemptive or other rights of any Person to acquire securities of GoEnergy or (ii) applicable federal or state securities laws, and the rules and regulations promulgated thereunder (the “ Securities Laws ”).  Each KTC Shareholder shall receive good and valid title to its respective Exchange Shares, free and clear of all liens, encumbrances, pledges, security interests, claims, charges, options, rights of first refusal, proxies, voting trusts, or agreements, transfer restrictions under any equity holder or similar agreement or any other restriction or limitation whatsoever, including any contract granting any of the foregoing (collectively, “ Liens ”);

(c)

There are no outstanding subscriptions, options, convertible securities, rights (preemptive or otherwise), warrants, calls or agreements relating to any shares of capital stock or other securities of GoEnergy.  There are no agreements of any character to which GoEnergy is a party or by which it is bound obligating GoEnergy to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock or similar ownership interests of GoEnergy or obligating GoEnergy to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.  There is no plan or arrangement to issue GoEnergy Common Shares or Preferred Stock except as set forth in this Agreement;

9

(d)

GoEnergy’s stock and minute books are correct and complete, no further entries have been made through the date of this Agreement, and such minute books contain an accurate record of all shareholder and corporate actions of the stockholders and directors (and any committees thereof).  All accounts, books, ledgers and official and other records of GoEnergy fairly and accurately reflect all of GoEnergy’s transactions, properties, assets and liabilities;

(e)

All outstanding equity securities of GoEnergy have been issued and granted in compliance with all Securities Laws and other applicable laws and regulations, and all requirements set forth in any contract, agreement or instrument to which GoEnergy is a party or under which its assets are bound; and

(f)

There are no registration rights, rights plan, anti-takeover plan or other agreement or understanding to which GoEnergy is a party or by which it or its assets are bound, with respect to any equity security of any class of GoEnergy, and there are no agreements to which GoEnergy is a party, or which GoEnergy has knowledge of after due diligence, which conflict with this Agreement or the transactions contemplated herein or otherwise prohibit the consummation of the transactions contemplated hereunder.

Section 4.03

Subsidiaries and Predecessor Corporations.   GoEnergy does not have any predecessor entities or subsidiaries, and does not own, beneficially or of record, any shares of any other Person.  For purposes of this Agreement, “ Person ” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof) or other entity.

Section 4.04

Financial Statements; Taxes.

(a)

Included in the GoEnergy Schedules are the audited balance sheets of GoEnergy as of July 31, 2010 and 2009, and the related audited statements of operations, stockholders’ equity and cash flows for the fiscal years ended July 31, 2010 and 2009, together with the notes to such statements;

(b)

All such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“ U.S. GAAP ”) consistently applied on the date and throughout the periods involved. The GoEnergy balance sheets, statements of operations, stockholders’ equity and cash flows are true and accurate and present fairly as of their respective dates the financial condition of GoEnergy;

(c)

GoEnergy has no liabilities or obligations, direct or indirect, matured or unmatured, contingent or otherwise, of any nature whatsoever, and has not (i) borrowed or agreed to borrow any funds, or incurred or become subject to, any material obligation or liability; (ii) paid or agreed to pay any material obligations or liabilities (direct or indirect, matured or unmatured, contingent or otherwise), such as a guaranty of any obligation; or (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights, or canceled, or agreed to cancel, any debts or claims;

10

(d)

GoEnergy has timely filed all state, federal and local income and franchise tax returns required to be filed by it from its inception to the date hereof.  GoEnergy has no liabilities with respect to the payment of any federal, state, foreign, county, local or other taxes (including any deficiencies, interest or penalties); and

(e)

The books and records, financial and otherwise, of GoEnergy are complete and correct and have been maintained in accordance with U.S. GAAP consistently applied throughout the periods involved.

Section 4.05

Absence of Certain Changes or Events.  Since the date of the most recent GoEnergy balance sheet that was delivered by GoEnergy to KTC Corp.:

(a)

there has not been any adverse change in the business, operations, properties, assets or condition of GoEnergy;

(b)

GoEnergy has not (i) amended its certificate of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to its stockholders, or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which are outside of the ordinary course of business; (iv) made any change in its method of accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; or (vi) made any accrual or arrangement for, or payment of bonuses or special compensation of, any kind, or any severance or  termination pay to any present or former officer or employee; and

(c)

GoEnergy has not become subject to any law or regulation, which adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of GoEnergy.

Section 4.06

Litigation and Proceedings.  There are no actions, suits, proceedings or investigations pending or, to the knowledge after diligent investigation by GoEnergy and the GoEnergy Majority Shareholder, threatened by or against GoEnergy or affecting GoEnergy or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

Section 4.07

No Conflicts; Compliance With Laws and Regulations.

(a)

GoEnergy has complied with all applicable statutes and regulations of any federal, state or other applicable governmental entity or agency thereof.  GoEnergy is not a party to or bound by, and the properties of GoEnergy are not subject to, any judgment, order, writ, injunction, decree or award;

11

(b)

The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify, the terms of any indenture, mortgage, deed of trust or other material agreement or instrument to which GoEnergy is a party or to which it or any of its assets, properties or operations are subject; and

(c)

The execution, delivery and performance of this Agreement by GoEnergy will not: (i) require the consent of any third party or governmental entity under any laws; (ii) violate any laws applicable to GoEnergy or its capital stock; or (iii) violate or breach any contractual obligation to which GoEnergy is a party or its capital stock bound.

Section 4.08

Material Transactions or Affiliations.  There exists no contract, agreement or arrangement between GoEnergy and any predecessor or any Person who was at the time of such contract, agreement or arrangement an officer, director or Person owning of record or beneficially 5% or more of the issued and outstanding GoEnergy Common Shares.  Neither any officer, director nor 5% stockholder has, or has had since inception of GoEnergy, any known interest, direct or indirect, contingent or otherwise, in any such transaction with GoEnergy.  GoEnergy has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated Person.

Section 4.09

SEC Reports.

(a)

Each filing made by GoEnergy (the “GoEnergy SEC Reports ”) with the SEC (i) was prepared in accordance and complied with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), as the case may be, and the rules and regulations of the SEC applicable thereunder to such GoEnergy SEC Reports, and (ii) did not, at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)

Each set of financial statements (including, in each case, any related notes thereto) contained in the GoEnergy SEC Reports comply with the published rules and regulations of the SEC with respect thereto, and each fairly presents in all material respects the financial position of GoEnergy at the respective dates thereof and the results of its operations and cash flows for the periods indicated; and

(c)

GoEnergy is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, its shares of common stock have been registered under Section 12(g) of the Exchange Act, and GoEnergy is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act.

12

ARTICLE V

PRE-CLOSING COVENANTS

On or before the Closing Date, the Parties shall have complied with and/or provided the following:

Section 5.01

Access to Properties and Records.  Each of GoEnergy and KTC Corp. shall have afforded to the officers, directors, shareholders that are signatories hereto and authorized representatives of the other full access to their respective properties, books and records in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of GoEnergy or KTC Corp., as the case may be, as the other shall from time to time reasonably request and without undue expense.

Section 5.02

Third Party Consents and Certificates.  Each of GoEnergy, the GoEnergy Majority Shareholder, KTC Corp., and the KTC Corp. Shareholders agrees to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 5.03

Designation of Directors and Officers.  The GoEnergy Majority Shareholder shall resign as Director of GoEnergy and all of his officer positions with GoEnergy on the Closing Date, and such resignation shall become effective upon the tenth (10 th ) day following the mailing of the Information Statement by GoEnergy to its stockholders.  On the Closing Date, Gareb Shamus shall be appointed to the GoEnergy Board and as President and CEO of GoEnergy.

Section 5.04

Securities Law Compliance.  Each of GoEnergy and KTC Corp. understands and agrees that the consummation of this Agreement, including the issuance of the Exchange Shares to the KTC Shareholders in exchange for the their respective KTC Corp. Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  Each of GoEnergy and KTC Corp. agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.  Furthermore:

(a)

In connection with the transactions contemplated by this Agreement, GoEnergy and KTC Corp. shall each file , with the assistance of the other and their respective legal counsel, such notices, applications, reports or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the state where the KTC Shareholders reside, unless an exemption requiring no filing is available in such jurisdiction, all to the extent and in the manner as may be deemed by the Parties to be appropriate; and

13

(b)

In order to more fully document reliance on the exemptions as provided herein, each Party shall execute and deliver to the others, at or prior to the Closing, such further letters of representation, acknowledgment, suitability or the like as a Party  or its counsel may reasonably request in connection with reliance on exemptions from registration under the Securities Laws.

Section 5.05

Further Assurances.  Subject to the terms and conditions herein provided, each Party shall use its reasonable best efforts to perform or fulfill any and all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each Party also agrees that it shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF GOENERGY

The obligations of GoEnergy under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 6.01

Accuracy of Representations and Performance of Covenants.  The representations and warranties made by KTC Corp. and the KTC Shareholders in this Agreement were true in all material respects when made and shall be true in all material respects on the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement and those representations and warranties that speak of a different date).  KTC Corp. shall have performed or complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by KTC Corp. prior to or at the Closing.  GoEnergy shall be furnished with a certificate, signed by a duly authorized executive officer of KTC Corp. and dated the Closing Date, to the foregoing effect;

Section 6.02

Officer’s Certificate.  GoEnergy shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of KTC Corp. to the effect that no litigation, proceeding, investigation or inquiry is pending, or to the knowledge of KTC Corp. threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the KTC Corp. Schedules, by or against KTC Corp., which might result in a material adverse change in any of the assets, properties, business or operations of KTC Corp.;

Section 6.03

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby;

Section 6.04

Consents.  All material consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of KTC Corp. after the Closing Date on the basis as presently operated, shall have been obtained; and

14

Section 6.05

Other Items.  GoEnergy shall have received such further opinions, documents, certificates or instruments relating to the transactions contemplated hereby as GoEnergy may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF KTC CORP.

AND THE KTC SHAREHOLDERS

The obligations of KTC Corp. and the KTC Shareholders under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01

Accuracy of Representations and Performance of Covenants. The representations and warranties made by GoEnergy and the GoEnergy Majority Shareholder in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement and those representations and warranties that speak of a different date) with the same force and effect as if such representations and warranties were made at and as of the Closing Date.  Additionally, each of GoEnergy and the GoEnergy Majority Shareholder shall have fully performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by GoEnergy or the GoEnergy Majority Shareholder, respectively.  KTC Corp. shall be furnished with a certificate, signed by a duly authorized executive officer of GoEnergy and dated the Closing Date, to the foregoing effect;

Section 7.02

Closing Certificate.  KTC Corp. shall have been furnished with a certificate, dated the Closing Date and signed by duly authorized executive officers of GoEnergy, to the effect that no litigation, proceeding, investigation or inquiry is pending or threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the GoEnergy Schedules, by or against GoEnergy, which might result in any material adverse change in any of the business, condition (financial or otherwise), assets, properties or result of operations of GoEnergy;

Section 7.03

Legal Opinion.  KTC Corp. shall have been furnished with an opinion dated as of the Closing Date from legal counsel to GoEnergy, covering such matters as it relates to this Agreement and the issuance of the Exchange Shares and other matters reasonably requested by KTC Corp.

Section 7.04

Good Standing.  KTC Corp. shall have received a certificate of good standing from the Secretary of State of the State of Delaware or other appropriate office, dated as of a date within ten (10) business days prior to the Closing Date, certifying that GoEnergy is in good standing as a corporation in the State of Delaware, including, without limitation, that GoEnergy has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

15

Section 7.05

No Governmental Prohibition.  No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby.

Section 7.06

Consents.  All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of GoEnergy after the Closing Date on the basis as presently operated, shall have been obtained.

Section 7.07

No Debt.  GoEnergy shall not have any Debt as of the Closing Date.  For purposes of this Agreement, “ Debt ” means any of the following: (a) all obligations of GoEnergy for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of GoEnergy (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of GoEnergy; (d) all obligations under capital leases; (e) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any property of GoEnergy, whether or not such Debt is assumed by GoEnergy; (f) all Debt (as defined in the other clauses of this definition) of others guaranteed by GoEnergy or in which GoEnergy otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (g) all obligations or undertakings of GoEnergy to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or property of others; (h) obligations to deliver commodities, goods or services in consideration of one or more advance payments; (i) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by GoEnergy; and (j) any Debt of a partnership for which GoEnergy is liable either by agreement, by operation of law or by a governmental requirement but only to the extent of such liability. The Debt shall include all obligations of GoEnergy of the character described above to the extent GoEnergy remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of GoEnergy under GAAP.  Without limiting the foregoing, GoEnergy’s Debt shall includ e ing the items listed in Schedule 7.07 hereto.

7.08

Promissory Note.  Simultaneous with the execution hereof, (i) KTC Corp. shall have received from GoEnergy proceeds in the amount of Two Hundred Thousand Dollars ($200,000) in immediately available funds pursuant to that certain promissory note issued by KTC Corp. to GoEnergy in the principal amount of $200,000 in the form attached hereto as Exhibit A (the “ KTC Note ”) and (ii) GoEnergy shall have issued to certain Persons (A) promissory notes in an aggregate principal amount of $200,000 in the form attached hereto as Exhibit B-1 (collectively, the “ Bridge Notes”) and (B) warrants in the form attached hereto as Exhibit B-2 (collectively, the “Warrants”) to   the holders of such Bridge Notes, such warrants granting such noteholder the right to purchase that number of GoEnergy Common Shares that shall equal in the aggregate 100% of the number of GoEnergy Common Shares that would be issuable upon full conversion of such holder’s Bridge Note, and the Parties shall have duly executed and delivered the appropriate documents in connection with the foregoing.

16

Section 7.09

Follow-on Financing.  On the Closing Date, GoEnergy shall have consummated a private placement, pursuant to which GoEnergy shall issue its securities to “accredited investors,” as such term is defined in Rule 501 of Regulation D, in exchange for an aggregate of at least $800,000 or such other amount as mutually agreed by the Parties in writing.

ARTICLE VIII

MISCELLANEOUS

Section 8.01

Post-Closing Covenants.

(a)

Assistance with Post-Closing SEC Reports and Inquiries. Upon the reasonable request of KTC Corp. after the Closing Date, the GoEnergy Majority Shareholder shall use its best efforts to provide such information available to GoEnergy Majority Shareholder, including, without limitation, information, filings, reports, financial statements or other circumstances of GoEnergy occurring, reported or filed prior to the Closing, as may be necessary or required by GoEnergy for the preparation of the reports that GoEnergy is required to file after Closing with the SEC to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to Closing, and any SEC comments relating thereto or any SEC inquiry thereof.

(b)

Indemnification.

(i)

KTC Corp. shall indemnify and hold harmless GoEnergy and its officers, directors and agents, and the GoEnergy Majority Shareholder, from and against any and all losses, damages, fees, costs, expenses, obligations and liabilities (collectively, the “ Liabilities ”) or actions, investigations, inquiries, arbitrations, claims or other governmental or administrative agency proceedings in respect thereof, including enforcement of this Agreement (collectively, the “ Actions ” and together with the Liabilities, the “ Losses ”), arising out of or based on (A) any material inaccuracy appearing in, or misrepresentations made under, Articles II and III of this Agreement or (B) a material breach of a any covenant or agreement in this Agreement or any related agreement.

(ii)

The GoEnergy Majority Shareholder hereby agrees to indemnify KTC Corp., KTC Majority Shareholder and the KTC Signatories, and their respective officers, directors and agents, , from and against any and all Loss to which it or they may become subject arising out of or based on (A) any material inaccuracy appearing in, or misrepresentations made under, Article IV of this Agreement or (B) a material breach of a any covenant or agreement in this Agreement or any related agreement.

(iii)

Without limiting the foregoing, Losses include, but are not limited to, all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement.

17

(iv)

The indemnification provided for in this paragraph (b) shall survive the Closing and consummation of the transactions contemplated hereby, and termination of this Agreement.

Section 8.02

Brokers.  Each Party. agrees that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement.  Each Party agrees to indemnify the others against any claim by any third Person other than as set forth in a Schedule hereto for any commission, brokerage or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third Person, whether express or implied, from the actions of the indemnifying party.

Section 8.03

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 8.04

Notices.  All notices or other communications required or permitted by this Agreement shall be in writing and addressed as follows

If to KTC Corp., to:

1010 Avenue of the Americas

Suite 302, New York, NY  10018

Attention:  Gareb Shamus, President and CEO

Fax: (212) 765-5779

If to the KTC:

1010 Avenue of the Americas

Majority Shareholder, to

Suite 302, New York, NY  10018

 Attention:  Gareb Shamus, Sole Manager

 Fax: (212) 765-5779

18

If to any KTC Signatory, to:

The address set forth opposite their names in the signature pages hereto

In each case, with copies (which

Joseph M. Lucosky, Esq.

shall not constitute notice) to:

Anslow & Jaclin, LLP

195 Route 9 South, Suite 204 Manalapan, NJ 07726

Fax: (732) 577-1188

If to GoEnergy, to:

#2129-4951 Netarts Highway West

Tillamook, OR 97141-9467

Attention:  Terry Fields

~~Fax:~~

If to the Majority:

Stockholder, to

Strato Malamas

c/o GoEnergy, Inc.

#2129-4951 Netarts Highway West

Tillamook, OR 97141-9467

~~Fax:~~

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder.

Notice shall be deemed to have been duly received:

(a)

if given by fax or email, when transmitted and the appropriate confirmation received, as applicable, if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

(b)

if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mail; and

(c)

if given by courier, messenger or other means, when received or personally delivered and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any Party to the other Parties pursuant to notice given by such Party in accordance with the provisions of this Section 8.04.

Section 8.05

Attorney’s Fees.  In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including, without limitation, reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 8.06

Confidentiality.  Each Party agrees with the others that, unless and until the transactions contemplated by this Agreement have been consummated, such Party and such Party’s officers, directors, employees, advisors, agents or representatives (collectively, the “ Representatives ”) shall hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof (whether written or oral and regardless of whether such information is marked ‘Confidential’) from any Representative or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except to the extent such data or information is (i) public at no fault of the receiving Party; (ii) required by law to disclose; or (iii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.  In the event of the termination of this Agreement, each Party shall return to the other all documents and other materials obtained by it or on its behalf and shall destroy all electronic and paper copies, summaries, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 8.07

Public Announcements and Filings.  Unless required by applicable law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement, the existence of this Agreement and the transactions contemplated hereby, except as may be mutually agreed by the Parties.  Copies of any such filings, public announcements or disclosures, including, without limitation, any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each Party at least one (1) business day prior to the release thereof.

Section 8.08

Third Party Beneficiaries.  This contract is strictly between GoEnergy, the GoEnergy Majority Shareholder, KTC Corp., and each of the KTC Shareholders and, except as specifically provided, no other Person shall be deemed to be a third party beneficiary of this Agreement.

Section 8.09

Expenses.  Subject to Articles VII and VIII herein, whether or not the Exchange is consummated, each of GoEnergy and KTC Corp. shall bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and any other agreements in connection therewith, the Exchange or any of the other transactions contemplated hereby.

Section 8.10

Entire Agreement.  This Agreement and the related documents referenced herein represent the entire agreement between the Parties relating to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.11

Survival; Termination.  The representations, warranties and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of one year.

Section 8.12

Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be but a single instrument.  Signatures delivered by facsimile shall be deemed original signatures.

Section 8.13

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently therewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore or thereafter occurring or existing.  At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all Parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may only be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

Section 8.14

Separate Legal Counsel.  Each Party hereby acknowledges, agrees and represents and warrants to the other Parties that it has been represented by its own separate legal counsel in connection with the preparation, negotiation and execution of this Agreement, and the consummation of the transactions contemplated hereby, and no such Party has relied on any other Party’s legal counsel or such other Party’s counsel’s advise in connection herewith.

[-Signature Pages Follow-]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above, and the corporate Parties have caused this Agreement to be executed by their respective officers, hereunto duly authorized.

THE COMPANY

GOENERGY, INC.

By:

/s/ Terr Fields

Name:  Terry Fields

Title: CEO

MAJORITY STOCKHOLDER

/s/ Strato Malamas________________________

Strato Malamas

KTC CORP.

KICK THE CAN CORP.

By:

/s/ Gareb Shamus

By:  Gareb Shamus, its

Title:  President and CEO

KTC MAJORITY SHAREHOLDER

KICKING THE CAN, L.L.C.

By: _/s/ Gareb Shamus___________________

Name:  Gareb Shamus

Title:  Sole Operating Manager

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

BRISTOL CAPITAL ADVISORS PROFIT SHARING PLAN

By:

/s/ Paul Kessler_______________

Paul Kessler

Authorized Signatory

Address:

c/o Amy Wang, Esq.

6353 W. Sunset Blvd., Suite 4006

Hollywood, CA 90028

Fax No.:  (323) 960 - 3805

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

BRISTOL CAPITAL, LLC

By:

________________________

Paul Kessler

Manager

Address:

6353 W. Sunset Blvd., Suite 4006

Hollywood, CA 90028

Attn:  Amy Wang, Esq.

Fax No.:  (323) 960 - 3805

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

BRISTOL INVESTMENT FUND, LTD.

By:

________________________

Paul Kessler

Director

Address:

c/o Bristol Capital Advisors, LLC

6353 W. Sunset Blvd., Suite 4006

Hollywood, CA 90028

Attn:  Amy Wang, Esq.

Fax No.:  (323) 960 - 3805

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

CANYONS TRUST

By:

________________________

Name:

Title:

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

________________________

Carolyn Latondresse

Address:

3480 Yukon Street

Vancouver, BC V5Y 3S2

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

WEBWORKS MULTIMEDIA CORPORATION

By:

________________________

Name:

Title:

Address:

3248 First Avenue W.

Vancouver, BC V6K 1H5

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

________________________

Ronaye MaLette

Address:

1550 35th Ave. W

Vancouver, BC V6M 1H2

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

________________________

Kyle McClay

Address:

652 Millbank

Vancouver, BC V5Z 4B7

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

ANGEL INTERNATIONAL

By:

________________________

Name:

Title:

Address:

Box 5180

Lexington SPA CV 32 9HG

England, United Kingdom

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

________________________

Eric Weissblum

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

THE DAVID ROSENBERG IRREVOCABLE TRUST

By:

________________________

Name:

Title:  Trustee

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

________________________

Robert Knie

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

DPIT, LLC

By:

________________________

Name:

Title:

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

FJD HOLDINGS LLC

By:

________________________

Name:

Title:

Address:

205 Edenfield Place

Lakeland, FL 33801

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

ALPHA

By:

________________________

Name:

Title:

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

KTC SIGNATORY

MOMONA CAPITAL

By:

________________________

Name:

Title:

Address:

Fax No.:

[Signature page to Share Purchase and Share Exchange Agreement]

SCHEDULE I

THE EXCHANGE SCHEDULE

	Name of KTC Shareholder	No. of KTC Shares	No. of Exchange Shares
1	Angel International	400,000	400,000
2	Bristol Capital Advisors Profit Sharing Plan	350,000	350,000
3	Bristol Capital, LLC	1,518,000	1,518,000
4	Bristol Investment Fund, Ltd.	1,253,400	1,253,400
5	Canyons Trust	454,883	454,883
6	Carolyn Latondresse	776,276	776,276
7	Ronaye MaLette	1,000,000	1,000,000
8	Kyle McCay	400,000	400,000
9	Webworks Multimedia Corporation	1,000,000	1,000,000
10	Alpha	250,000	250,000
11	DPIT, LLC	250,000	250,000
12	FJD Funding	150,000	150,000
13	Robert Knie	2,450,000	2,450,000
14	Momona Capital	100,000	100,000
15	The David Rosenberg Irrevocable Trust	2,000,000	2,000,000
16	Eric Weisblum	1,952,548	1,952,548
17	Kick the Can Corp.	19,125,000	19,125,000

	GRAND TOTAL	33,430,107	33,430,107

KTC SHAREHOLDER DISCLOSURE SCHEDULES

GOENERGY DISCLOSURE SCHEDULES

SCHEDULE 7.07

Issue Date	Principal Amt	Present Holder	Conversion Price

05/01/02	$20,000.00	Bristol Investment Fund, Ltd.	$0.01
04/07/05	$5,000.00	Bristol Capital, LLC	$0.01
07/20/06	$15,000.00	Bristol Capital, LLC	$0.01
08/13/07	$5,000.00	Canyons Trust	$0.01
10/08/10	$25,000.00	Bristol Investment Fund, Ltd.	$0.01

No.

Date

Amount

Note Holders

(1)

April 26, 2007

$10,000US

Charles MaLette

(2)

February 19, 2008

$10,000US

Dream On Enterprises SA

(3)

June 25, 2008

$  5,000US

Carolyn Latondresse

(4)

August 7, 2008

$  5,000US

Ronaye MaLette

(5)

November 24, 2008

$  5,000US

Kathleen McClay

(6)

May 8, 2009

$  5,000US

Kyle McClay

(7)

July 11, 2009

$  5,000US

Kelsey Fields

New Notes:

(8)

January 15, 2010

$10,000US

Webworks Multimedia

(9)

February 25, 2010

$  5,000US

Webworks Multimedia

(10)

April 30, 2010

$  5,000US

Ronaye MaLette

(11)

September 1, 2010

$  5,000US

Webworks Multimedia

EXHIBIT A

KTC NOTE

EXHIBIT B-1

BRIDGE NOTES

EXHIBIT B-2

WARRANTS

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

GoENERGY, INC.

Warrant Shares: __________

Date: November 5, 2010

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _________________________________ (the “ Holder ”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after a Qualified Offering (as defined below) (the “ Initial Exercise Date ”) and on or prior to the close of business on the one (1) year anniversary of the issuance date hereunder (the “ Termination Date ”), but not thereafter, to subscribe for and purchase from GoENERGY, INC. (the “ Company ”) up to that number of shares (the “ Warrant Shares ”) of common stock, par value $.0001 per share (the “ Common Stock ”), of the Company as shall equal one hundred percent (100%) of the number of shares of Common Stock issuable upon conversion of the principal amount and accrued but unpaid interest of the Note (as defined below) held by the Holder.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b) hereof.

Section 1.

Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Demand Promissory Note, dated of even date herewith (the “ Note ”), issued by the Company to the Holder in the form attached hereto as Exhibit A .

Section 2.

Exercise.

a)

Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company)of a duly executed facsimile copy of the Notice of Exercise Form (the “ Notice of Exercise ”) annexed  hereto; and, within three (3) trading days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer to an account designated in writing by the Holder or delivery of a cashier’s check drawn on a United States bank to the principal offices of the Company.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise  within one (1) Business Day (as defined below) of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph (a), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)

Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $0.60, subject to adjustment as set forth hereunder (the “ Exercise Price ”).

c)

Cashless Exercise.  This Warrant may also be exercised at such time by means of a “cashless exercise,” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the trading day immediately preceding the date of such election;

(B) =  the Exercise Price of this Warrant, as may be adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, (i) on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c) and (ii) this Warrant may be exercised via a cashless exercise during the thirty (30) trading days immediately prior to the Termination Date if there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder.

d)

Exercise Limitations  The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) hereof or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Person acting as a group together with the Holder or any of the Holder’s Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined herein).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other debentures or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the immediately preceding sentence, and for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent periodic or annual report, as the case may be, filed with the Commission, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall, within two (2) trading days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  The Beneficial Ownership Limitation provisions of this Section 2(d) may be waived by the Holder, at the election of the Holder, upon not less than 61 days’ prior notice to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

52

e)

Mechanics of Exercise.

i.

Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.

Delivery of Certificates Upon Exercise.  Certificates for shares of Common Stock purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“ DWAC ”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, within three (3) trading days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“ Warrant Share Delivery Date ”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein, shall be deemed to have become a holder of record of such shares of Common Stock for all purposes, as of the date the Warrant has been exercised by payment to the Company of the

Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) hereof prior to the issuance of such shares of Common Stock, have been paid.

iii.

Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.

Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

53

v.

Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise .  In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “ Buy-In” ), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue and (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For purposes of illustration only, and without limiting the foregoing, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant, as required pursuant to the terms hereof.

vi.

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share of Common Stock to which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share of Common Stock

vii.

Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided , however , that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto (“ Assignment Form ”) duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii.

Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

54

Section 3.

CertainAdjustments.

a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (“ Common Stock Equivalents ”) (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction, of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event, and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification and approved by the Holder, whose approval shall not be unreasonably withheld or delayed.

b)

Subsequent Equity Sales. If the Company or any subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the “ Base Share Price ” and such issuances collectively, a “ Dilutive  Issuance ”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.  Such adjustment shall be made whenever Common Stock or Common Stock Equivalents are issued.  Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance (as defined herein).  The Company shall notify the Holder in writing, no later than the trading day following the issuance of any Common Stock or Common Stock Equivalents subject to this paragraph, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the “ Dilutive Issuance Notice ”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.  For purposes of this Warrant, “ Exempted Issuance ” means the issuance of shares of Common Stock, preferred stock or rights to acquire either of the foregoing by the Company at a purchase price per share equal or greater than the closing sale price on the trading day immediately preceding the date of such issuance; provided that the aggregate number of shares of Common Stock issued or issuable does not exceed 500,000 shares of Common Stock; and provided further that in the event that (i) convertible preferred stock or rights to acquire convertible preferred stock is issued, the number of convertible preferred stock issuable is that number of preferred stock that when converted would equate no more than 500,000 shares of Common Stock and (ii) preferred stock is not convertible, then the number of shares of preferred stock issuable in order for such issuance to be deemed an Exempted Issuance shall be determined by the Board in good faith.  .

55

c)

Subsequent Rights Offerings.  If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which (x) the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and (y) the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP.  Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

d)

Pro Rata Distributions.  If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to the Holder of this Warrant) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b) hereof), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, of which the (x) denominator shall be the VWAP determined as of the record date mentioned above, and (y) numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock, as determined by the Board of Directors of the Company (the “ Board ”) in good faith.  In either case, the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

e)

Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “ Fundamental Transaction ”), then, upon any subsequent exercise of this Warrant, the

56

Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (i) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “ Alternate Consideration ”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by the Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (ii) if the Company is acquired in an all-cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula.  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(e) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

f)

Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g)

Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board.

h)

Notice to Holder.

i.

Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, the Company shall be deemed to have issued Common Stock or Common

Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of any transaction in which securities are issued at a variable price.

57

ii.

Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined herein) of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the foregoing twenty (20) day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.

Transfer of Warrant.

a)

Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)

New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a) hereof, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice; provided the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto

58

c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “ Warrant Register ”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual written notice to the contrary.

d)

Transfer Restrictions. If , at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective Registration Statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Section 5.

Miscellaneous.

a)

No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii) hereof.

b)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays, Sundays, Holidays, etc.  If the last or appointed calendar day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Saturday, Sunday, national holiday or New York State holiday (such day, a “ Business Day ”), then such action may be taken or such right may be exercised on the next succeeding Business Day.

59

d)

Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market or quotation system, as the case may be, upon which the Common Stock may be listed or quoted, respectively.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)

Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Note.

f)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

60

h)

Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Note.

i)

Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)

Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of, and be binding upon, the successors of the Company and the successors, permitted assigns, heirs, executors or representatives, as applicable, of the Holder.  The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by the Holder or any such holder of Warrant Shares.

l)

Amendment.  This Warrant may be modified or amended, or the provisions hereof waived, with the written consent of the Company and the Holder.

m)

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)

Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

61

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GoENERGY, INC.

By:
Name:
Title:

62

NOTICE OF EXERCISE

TO:

GoENERGY, INC.

(1)

The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of (check applicable box):

☐ lawful money of the United States; or

☐ if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c) of the Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c) hereof.

(3)

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor,” as defined in Regulation D promulgated under the Securities Act.

[SIGNATURE OF HOLDER]

Name of Investing
Entity:
Signature of Authorized
Signatory of Investing Entity :
Name of Authorized
Signatory:
Title of Authorized
Signatory:
Date:

63

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to esxercise the warrant.)

FOR VALUE RECEIVED, [all of] or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:

_____________________________

Holder’s Address:

_____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

64

EXHIBIT A

CONVERTIBLE DEMAND PROMISSORY NOTE

See attached.

65

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ SECURITIES ACT ”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS IT HAS BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

CONVERTIBLE DEMAND PROMISSORY NOTE

Principal Amount:  $

Issue Date:  November 5, 2010

FOR VALUE RECEIVED, the undersigned, GoEnergy, Inc., a Delaware corporation (the “ Borrower ” or the “ Company ”), hereby promises to pay to the order of __________________ (together with its successors and assigns, and any such bearer, being hereinafter referred to collectively as the “ Holder ”), on demand (the date of such demand is hereinafter referred to the “ Maturity Date ”), the principal sum of ________________________ ($_________) (this “ Note ”), together with interest thereon at the rate set forth herein (the “ Loan ”), unless it is converted hereunder.  For purposes of this Note, “ Borrowe r ” shall mean all successors in interest and assignees, including, without limitation, pursuant to a merger, consolidation, reorganization, recapitalization or other similar restructuring event (collectively, a “ Reorganization ”), and all endorsers, sureties and guarantors and any other person liable or to become liable with respect to the Loan.

1.

Interest Rate.

Interest on the unpaid principal balance of this Note shall accrue from the date hereof until the Note is fully repaid at a rate of 8% per annum.  The Borrower shall pay the Holder all accrued interest on the Maturity Date.  In the event of Debtor’s default hereunder, interest on amounts past due pursuant to this Note shall be paid at a rate of eighteen percent (18%) per annum.  Interest shall be computed on the basis of a 360-day year and compounded.

2.

Conversion.

2.1

Voluntary Conversion.  Unless sooner converted pursuant to Section 2.2 hereof, commencing sixty (60) calendar days after the issue date of this Note, the Holder may convert any portion of this Note that is outstanding, whether such portion represents principal or interest, into shares of common stock of the Company (the “ Conversion Shares ”) at a price equal to $0.40 (the “ Conversion Price ”).  The Holder shall submit a notice of conversion in the form attached to as Exhibit A (the “ Notice of Conversion ”) to the Company indicating the amount of the Note being converted, the number of shares issuable upon such conversion, and where the Conversion Shares should be delivered.  The Company must deliver the Conversion Shares to the Holder no later than the third (3 rd ) business day after the date that Holder submits the Notice of Conversion to the Company (such third business day is hereinafter referred to as the “ Share Delivery Date ”).

2.2

Mandatory Conversion.  If the Company undertakes a Qualified Offering (as defined below) prior to the Maturity Date, the Company shall deliver to the Holder a notice (the “ Offering Notice ”) stating the price and other terms and conditions thereof not later than five (5) business days prior to the closing date of the Qualified Offering.  Upon the closing of the Qualified Offering, the principal amount and interest of this Note will automatically be converted into an amount of securities that are identical to the securities offered in the Qualified Offering (e.g., same class or series and having the same rights and privileges), equal to one hundred percent (100%) of the principal amount and interest.  For purposes of this Note, a “ Qualified Offering ” means a private placement offering by the Company of an aggregate amount of six hundred thousand dollars ($600,000) or more.

3.

Holder’s Conversion Limitations.  (a)  The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, to the extent that after giving

66

effect to the conversion set forth on the applicable Notice of Conversion submitted by the Holder, the Holder (together with the Holder’s Affiliates (as defined below) and any Persons (as defined below) acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of common stock beneficially owned by the Holder and its Affiliates shall include the number of shares of common stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of common stock which are issuable upon (i) conversion of the remaining, unconverted principal amount and interest of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other convertible securities or warrants) beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1933, as amended (the “ Exchange Act ”), and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 3 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount and/or interest of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount and interest of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section 3 and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3, in determining the number of outstanding shares of common stock, the Holder may rely on the number of outstanding shares of common stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report, as the case may be, filed with the Securities and Exchange Commission (the “ Commission ”), (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of common stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) trading days confirm orally and in writing to the Holder the number of shares of common stock then outstanding.  In any case, the number of outstanding shares of common stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of common stock was reported.

(b)

For purposes of this Note, the “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of this Note.  The Beneficial Ownership Limitation provisions of this Section 3 may be waived by the Holder, at the election of the Holder, upon not less than sixty one (61) calendar days’ prior written notice to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(c)

For purposes of this Note, “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person.  The term “ Control ” as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether by contract or otherwise.  The term “ Person ” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof) or other entity.

67

4.

Acknowledgement by the Holder.  The Holder hereby represents and warrants to the Borrower that the Holder has sufficient knowledge and experience of financial and business matters so that the Holder is able to evaluate the merits and risks of purchasing this Note and the Holder has had substantial experience in previous private and public purchases of securities.  The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “ Securities Act ”).

5.

Anti-dilution Adjustment.  If at any time this Note is outstanding, the Company issues common stock or securities convertible into or exercisable for common stock at a price per share that is lower than the Conversion Price (a “ Dilutive Issuance ”), or adjusts the price per share at which any of its outstanding securities can be converted into or exercised for common stock to a price that is lower than the Conversion Price (a “ Dilutive Adjustment ”), the Conversion Price shall automatically be adjusted to equal the lower price granted in such Dilutive Issuance or Dilutive Adjustment, as applicable (the “ Adjusted Conversion Price ”).  The Company must provide written notice to the Holder of a Dilutive Issuance or a Dilutive Adjustment, as applicable (the “ Adjustment Notice ”) within three (3) trading days of such occurrence, provided , however , that the Adjusted Conversion Price shall be deemed to be in effect automatically upon any Dilutive Issuance or Dilutive Adjustment regardless of whether the Company provides the Adjustment Notice. The Company must honor any conversions requested by the Holder at the Adjusted Conversion Price following any Dilutive Issuance or Dilutive Adjustment, as applicable.

6.

Piggyback Registration Rights.  If at any time this Note is outstanding, the Company files a registration statement (the “ Registration Statement ”) with the Commission, the Company must include the shares underlying this Note in such Registration Statement.  The Company shall notify the Holder in writing of its intent to file such Registration Statement at least thirty (30) calendar days prior to the filing of the Registration Statement and provide the Holder an opportunity to review and comment on such Registration Statement.

7.

Event of Default.  Any of the following shall constitute an “Event of Default” under this Note, and shall give rise to the remedies provided in Section 8 herein:

(a)

The failure by the Borrower to pay any amounts due under this Note, as contemplated in Section 1 hereof;

(b)

The failure by the Borrower to deliver the Conversion Shares by the Share Delivery Date, as contemplated in Section 2 hereof;

(c)

The failure by the Borrower to provide the Adjustment Notice or honor conversions at the Adjusted Conversion Price following a Dilutive Issuance or Dilutive Adjustment, as applicable, as contemplated in Section 5 hereof;

(d)

The failure by the Borrower to timely file and keep current periodic reports with the Commission;

(e)

If the Borrower:  (i) makes a general assignment for the benefit of creditors; (ii) is adjudicated a bankrupt or insolvent; (iii) files a voluntary petition in bankruptcy; (iv) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect; (v) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within thirty (30) calendar days after the date of the commencement thereof; (vi) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within thirty (30) calendar days thereafter; or (vii) takes any action in furtherance of any of the foregoing;

68

(f)

Any merger, liquidation, dissolution or winding up of the Borrower or its business or any sale of all or substantially all of the Borrower’s capital stock or assets; provided , however , the merger or sale of the Borrower with a successor entity that acknowledges and expressly assumes in writing the Borrower’s obligations hereunder shall not be considered an “Event of Default” for purposes hereof; or

(g)

The Borrower attempts to effectuate or effectuates a reverse stock split of its common stock without first obtaining the prior written consent of the Holder.

8.

Remedies on Default.  If any Event of Default shall occur and be continuing for a period of seven (7) calendar days, the Holder shall, in addition to any and all other available rights and remedies, have the right, at the Holder’s option unless such Event of Default shall have been cured or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of a subsequent default), to:  (a) declare the entire unpaid principal balance of this Note, together with all interest accrued thereon and all other sums due by the Borrower hereunder (the “ Default Amount ”); and (b) pursue any and all available remedies for the collection of such principal and interest to enforce its rights as described herein; and in such case the Holder may also recover all costs of suit and other expenses in connection therewith, including reasonable attorney’s fees, for collection and the right to equitable relief (including, but not limited to, injunctions) to enforce the Holder’s rights as set forth herein.

9.

Certain Waivers.  Except as otherwise expressly provided in this Note, the Borrower hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment and default with respect to the indebtedness evidenced hereby.  The Borrower hereby expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Borrower.

10.

Waivers and Amendments; Cumulative Remedies.  Neither any provision of this Note nor any performance hereunder may be waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver or discharge is sought.  No right or remedy conferred upon the parties under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

11.

Governing Law.  This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.  If either party hereto shall commence an action or proceeding to enforce any provision of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

12.

Consent to Jurisdiction and Service of Process.  The Borrower by execution, and the Holder by acceptance, hereby each consent to the jurisdiction of any federal district court or state court in the State of New York having competent jurisdiction.  The Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made as the Holder may elect, by certified mail directed to the Borrower at the location provided for in Section 14 hereof, or, in the alternative, in any other form or manner permitted by law.

13.

Additional Documents.  From time to time the Holder will execute and deliver to the Borrower such additional instruments as the Borrower may reasonably request to effectuate the purposes of this Note.

69

14.

Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or by nationally recognized overnight courier, or sent via facsimile addressed to:

If to the Borrower:

GoEnergy, Inc.
Attn: Terry Fields
3960 Howard Hughes Parkway, Suite 500
Las Vegas , Nevada 89161
E-mail: terryfields7@aol.com

If to the Holder:

Facsimile:

or at such other address as shall have been furnished to the other party in writing in accordance with this Section 14.  All such notices and other written communications shall be effective:  (a) if mailed, five (5) calendar days after mailing; (b) if delivered, upon delivery; and (c) if sent via facsimile, upon confirmation of receipt.

15.

Wiring Instructions.  Any amount wired to the Borrower hereunder shall be wired in accordance with the following wiring instructions:

Bank Name:
J.P. Morgan Chase
Bank Address:
Pico Roxbury Financial Center
9800 West Pico Blvd.
Los Angeles CA 90035
Account Name:
GoEnergy, Inc
Account Number:
845003375
Routing number:
ABA# 322271627

16.

Severability.  If any provision of this Note is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction.

17.

Assignment.  This Note shall inure to the benefit of, and shall be binding upon, the Borrower and the Holder and their respective successors and permitted assigns.  Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party.

70

18.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  A facsimile signature of any party hereto shall be considered to have the same binding legal effect as an original signature.

19.

No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a stockholder in respect of meeting of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower; and no dividends shall be payable or accrued in respect of this Note.

20.

JURY WAIVER.  THE BORROWER BY EXECUTION, AND THE HOLDER BY ACCEPTANCE, HEREOF EACH CONSENT THAT IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS NOTE, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE PERFORMANCE OF THIS NOTE, OR THE RELATIONSHIP CREATED BY THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY.  ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS NOTE OF THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

[SIGNATURE PAGE TO FOLLOW]

6

71

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note on and as of the date first set forth above.

GoEnergy, Inc., a Delaware corporation, as Borrower

By:
Name: Terry Fields
Title: Principal Executive Officer

72

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Convertible Demand Promissory Note (the “ Note ”) of GoEnergy, Inc., a Delaware corporation (the “ Company ”), due upon demand if not previously repaid by the Company or converted into shares of common stock, par value $.0001 per share (the “ Common Shares ”), of the Company in accordance with the conditions of the Note, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion, the undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act specified under Section 3 of the Note.

Conversion calculations

Date of Effect  of Conversion:_______________________

Principal Amount and/or Interest to be Converted:__________________________________

Number of Common Shares to be Issued:______________

Signature: ___________________

Print Name: __________________

Address:______________________

__________________________

73

EXHIBIT E

See revised Super 8-K/A.

1

EXHIBIT F

FORM OF LEGAL OPINION

November ____, 2010

TO:       The Subscribers identified on Schedule A hereto:

We have acted as special counsel to GoEnergy, Inc., a Delaware corporation (the “Company”), in connection with the offer and sale by the Company of the Company’s Series A Preferred Stock and Series A Warrants, for the aggregate Purchase Price of $[1,500,000] [2,100,000] to the subscribers identified on Schedule A hereto (each a “Subscriber” and together, the “Subscribers”) in the amounts designated thereon pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”) as set forth in Regulation D (“Regulation D”) promulgated thereunder. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in that certain subscription agreement (the “Agreement”) by and between the Company and the Subscribers entered into at or about the date hereof. The Agreement and the agreements described below are sometimes hereinafter referred to collectively as the “Documents”.

In connection with the opinions expressed herein, we have made such examination of law as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties as to factual matters contained in and made by the Company and the Subscriber pursuant to the Documents and upon certificates and statements of certain government officials and of officers of the Company as described below. We have also examined originals or copies of certain corporate documents or records of the Company as described below:

(a)	Bylaws of the Company;
(b)	Certificate of Incorporation of the Company;
(c)	Certificate to Set Forth Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A Cumulative Convertible Preferred Stock, $.0001 Par Value Per Share;
(d)	Escrow Agreement;
(e)	Form of Agreement;
(f)	Form of Series A Common Stock Purchase Warrant (the “Warrants”); and
(g)	Minutes of the action of the Company’s Board of Directors (the “Board”) or unanimous written consent of the Board approving the Documents, a copy of which is annexed hereto.

In rendering this opinion, we have, with your permission, assumed: (a) the authenticity of all documents submitted to us as originals; (b) the conformity to the originals of all documents submitted to us as copies; (c) the genuineness of all signatures; (d) the legal capacity of natural persons; (e) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all of such documents; (f) the due authorization, execution and delivery of all such documents by the Subscribers, and the legal, valid and binding effect thereof on the Subscribers; and (g) that the Company and the Subscribers will act in accordance with their respective representations and warranties as set forth in the Documents.

1

We are members of the bar of the State of New York. We express no opinion as to the laws of any jurisdiction other than New York and New Jersey and the federal laws of the United States of America. We express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering any of such laws or opinions of other counsel have not been sought or obtained by us in connection with rendering the opinions expressed herein.

1. The Company and each Subsidiary is duly incorporated, validly existing and in good standing in the jurisdictions of their respective formation; have qualified to do business in each state and jurisdiction where required, unless the failure to do so would not have a Material Adverse Effect on their operations; and have the requisite corporate power and authority to conduct their respective businesses, and to own, lease and operate their respective properties.

2. The Company and each Subsidiary has the requisite corporate power and authority to execute, deliver and perform its respective obligations under the Documents. The Documents, and the issuance of the Preferred Stock and Warrants on the Closing Date and the reservation and issuance of Conversion Shares and Warrant Shares have been (a) duly approved by the Board, as required, and (b) all of the foregoing, when issued pursuant to the Agreement and upon delivery, shall be validly issued and outstanding, fully paid and non assessable.

3. The execution, delivery and performance of the Documents by the Company and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both Violate the provisions of the Certificate of Incorporation or bylaws of the Company or any Subsidiary.

4. The Documents constitute the valid and legally binding obligations of the Company and are enforceable against the Company in accordance with their respective terms.

5. The Preferred Stock, Warrants, Conversion Shares and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) or under the laws of any state or other jurisdiction, and are or will be issued pursuant to a valid exemption from registration.

6. The Company and each Subsidiary has either obtained the approval of the transactions described in the Documents from its Principal Market, if applicable, and shareholders, or no such approval is required.

Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

A. The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including, without limitation, the effect of statutory or other law regarding fraudulent conveyances and preferential transfers.

B. Limitations imposed by state law, federal law or general equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered in a proceeding in equity or at law.

C. This opinion letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the “Accord”) of the ABA Section of Business Law (1991), which is incorporated by reference herein. As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, including the General Qualifications and the Equitable Principles Limitation, and this opinion letter should be read in conjunction therewith.

2

This opinion is rendered as of the date first written above is solely for your benefit in connection with the Agreement and may not be relied upon or used by, circulated, quoted, or referred to nor may any copies hereof by delivered to any other person without our prior written consent. We disclaim any obligation to update this opinion letter or to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

Very truly yours,

3

SCHEDULE A TO LEGAL OPINION

SUBSCRIBER AND ADDRESS	PURCHASE PRICE	PREFERRED STOCK	SERIES A WARRANTS

4

EXHIBIT G

FORM OF REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kick The Can Corp.

(A development stage company)

Studio City, California

We have audited the accompanying balance sheet of Kick The Can Corp. (a development stage company) (the “Company”) as of September 30, 2010 and the related statements of operations, stockholders’ equity and cash flows for the period from September 20, 2010 (inception) through September 30, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2010 and the results of its operations and its cash flows for the period from September 20, 2010 (inception) through September 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had a deficit accumulated during the development stage at September 30, 2010, and had a net loss for the period from September 20, 2010 (inception) through September 30, 2010, with no revenues earned since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

1